UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


[ X ]  PRE-EFFECTIVE  AMENDMENT  NO.  1  [  ]  POST-EFFECTIVE  AMENDMENT  NO.__


                        (CHECK APPROPRIATE BOX OR BOXES)

TAX  FREE FUND OF VERMONT, INC.                    REGISTRANT'S TELEPHONE NUMBER
(EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  CHARTER)          800-675-3333


ADDRESS  OF  PRINCIPAL  EXECUTIVE OFFICES               APPROX. DATE OF PROPOSED
PUBLIC
87  NORTH  MAIN  STREET                              OFFERING:  AUGUST  __, 2001
RUTLAND,  VERMONT  05701                            (DATE  OF  REORGANIZATION)



                     NAME AND ADDRESS OF AGENT FOR SERVICE:
                           WILLIAM M. TARTIKOFF, ESQ.
                               CALVERT GROUP, LTD.
                        4550 MONTGOMERY AVE. SUITE 1000N
                               BETHESDA, MD 20814


NO FILING FEE IS DUE FOR REGISTRANT BECAUSE OF RELIANCE ON SECTION 24(F) OF THE INVESTMENT COMPANY ACT OF 1940.

                         TAX FREE FUND OF VERMONT, INC.
                              87 North Main Street
                             Rutland, Vermont 05701

                                  July __, 2001


Dear  Shareholders,

     You are cordially invited to attend the Annual Meeting of Shareholders of Tax Free Fund of Vermont, Inc. (the "Fund") to be held on August __, 2001 at 10:00 a.m., Eastern Time, at 87 North Main Street, Rutland, Vermont 05701.

     You are being asked to vote on a proposal to exchange the assets of the Tax Free Fund of Vermont for shares of equal value in the Vermont Municipal Portfolio, a series of Calvert Tax-Free Reserves Fund. The Board of Directors of the Tax Free Fund of Vermont, including myself, believe this change is in the best interests of the Fund, and you, as its shareholders.

     We believe that the merger is in everyone's best interests as Calvert has a wealth of experience in managing tax exempt funds, having managed the Calvert Tax-Free Reserves Fund Vermont Municipal Portfolio since its inception in 1991, as well as managing four other Calvert tax-free fund portfolios. Additionally, in considering the relatively small size of the Tax Free Fund of Vermont, we believe that combining with the larger Calvert Tax-Free Reserves Fund Vermont Municipal Portfolio's approximately $49 million in assets would allow the Fund to be more efficiently managed and significantly reduce expenses for shareholders. Accordingly, such a combination would be beneficial to shareholders.

     Regardless of the number of shares you own, it is important that you take the time to read the enclosed proxy, and complete and mail your voting card as soon as you can. A postage paid envelope is enclosed. If shareholders do not return their proxies, the Fund may have to incur the expense of additional solicitations. All shareholders benefit from the speedy return of proxies.

     I appreciate the time you will take to review this important matter. Please take a few minutes to read the enclosed material and mail back the proxy voting card. The Q & A that follows will assist you in understanding the proposal; however, if we may be of any assistance, please call us toll-free at 800-675-3333 or in Rutland at 802-773-0674.


Sincerely,


William  Hahn
President

                         TAX FREE FUND OF VERMONT, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST __, 2001


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Tax Free Fund of Vermont, Inc. will be held at 87 North Main Street, Rutland, Vermont 05701 on ______day, August __, 2001, at 10:00 a.m. Eastern Time, for the following purposes:

I. To consider and act on an Agreement and Plan of Reorganization, dated June 11, 2001, providing for the transfer of substantially all of the assets of the Tax Free Fund of Vermont to the Vermont Municipal Portfolio, a series of Calvert Tax-Free Reserves Fund, in exchange for shares of equal value of the Vermont Municipal Portfolio.

II. To transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.


Shareholders of record at the close of business on June __, 2001, are entitled to notice of and to vote at this meeting or any adjournment thereof.


By  Order  of  the  Board  of  Directors,


Marvin  Elliott
Secretary


July  __,  2001


Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus enabling the Tax Free Fund of Vermont to avoid unnecessary expense and delay. Your vote is extremely important, no matter how large or small your holdings may be. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.



TAX  FREE  FUND  OF  VERMONT,  INC.

THIS  PROXY  IS  SOLICITED  BY  THE  BOARD  OF  DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Winfred Thomas, Steven Carbine, and William Hahn, and each of them, attorneys, with full power of substitution, to vote all shares of Tax Free Fund of Vermont, Inc., that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 87 North Main Street, Rutland, Vermont 05701 on ____day, August __, 2001 at 10:00 a.m. (Eastern Time) and at any adjournment thereof. All powers may be exercised by a majority of the proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

     Date:  ________________________,  2001

__________________________________

__________________________________
Signature(s)  (Title(s),  if  applicable)


PLEASE  SIGN,  DATE,  AND  RETURN  PROMPTLY  IN  ENCLOSED  ENVELOPE

--------------------------------------------------------------------------

Please  refer  to  the  Proxy  Statement  discussion  on  this  matter.

IF  NO  SPECIFICATION  IS  MADE,  THE  PROXY  SHALL  BE  VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE  BOARD  OF  DIRECTORS  RECOMMEND  A  VOTE  FOR  THE  FOLLOWING:

1. To act upon a proposal to approve an Agreement and Plan of Reorganization whereby Vermont Municipal Portfolio, a series of the Calvert Tax-Free Reserves Fund, will acquire all of the assets of Tax Free Fund of Vermont as substantially discussed in the accompanying Prospectus and Proxy Statement.

[  ]  For               [  ]  Against          [  ]  Abstain

2. To transact any other business that may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                        IMPORTANT NOTICE TO SHAREHOLDERS

                               QUESTIONS & ANSWERS


Please read the complete text of the enclosed Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposal, please call us toll-free at 800-675-3333 or in Rutland at 802-773-0674. We appreciate you investing with Tax Free Fund of Vermont, and look forward to a continuing relationship with you through the Calvert Tax Free Reserves Fund's Vermont Municipal Portfolio.


Q. What is the main proposal that I am being asked to consider for the upcoming Annual Meeting of Shareholders?

A. Tax Free Fund of Vermont is seeking your approval of its reorganization into the Vermont Municipal Portfolio, a series of the Calvert Tax-Free Reserves Fund ("CTFR").

Q.     What  are  the  effects  of  this  reorganization?

A. Pursuant to the reorganization, all of the assets of the Tax Free Fund of Vermont will be transferred to the CTFR Vermont Municipal Portfolio. In turn, you will receive shares of the CTFR Vermont Municipal Portfolio.

Q.     Is  there  a  change  in  the  management  of  the  Fund?

A. Yes. The investment adviser of the CTFR Vermont Municipal Portfolio is Calvert Asset Management Company, Inc. ("Calvert"), which has been the manager of the Portfolio since its inception on April 1, 1991. Calvert has approximately $7.3 billion in assets under management.

Q. Are there differences in the investment objective of the Tax Free Fund of Vermont and the CTFR Vermont Municipal Portfolio?

A. No, both funds have the almost identical investment objective of achieving the highest level of income free from federal and Vermont income taxes, consistent with prudent investment management.

Q. How do the expense structures and fees of the funds compare? Is there a benefit to me?

A. It is anticipated that current shareholder expenses will actually decrease. The following table reflects the current expense structure for the Tax Free Fund of Vermont and the estimated expense structure for the CTFR Vermont Municipal Portfolio, expressed as a percentage of average annual net assets:

                         Tax  Free  Fund          CTFR  Vermont
                         of  Vermont               Municipal  Portfolio
     Management  fees           0.70%*               0.61%
     Other  Expenses            0.81%                0.19%
     Total  Operating  Expenses 1.51%                0.80%

* The Management Fee is reduced to 0.60% on Tax Free Fund of Vermont total net assets in excess of $10 million.

Q. Will I have to pay a sales load fee if I purchase additional shares of the CTFR Vermont Municipal Portfolio?

A. No. Present accounts of shareholders in the Tax Free Fund of Vermont that become shareholder accounts of the CTFR Vermont Municipal Portfolio with the same registration will avoid all sales loads on current shares as well as any future shares they purchase.

New shareholder accounts (those established after the reorganization) will pay sales loads, as set forth herein and in the CTFR Vermont Municipal Portfolio Prospectus.

Q.     What  will  be  the  size of the surviving fund after the reorganization?

A. If the proposal presented in the proxy statement is approved, the combined CTFR Vermont Municipal Portfolio is expected to have approximately $56 million in assets.

Q.     What  are  the  federal  tax  implications  of  the  reorganization?

A. The reorganization will not be a taxable event (i.e., no gain or loss will be recognized) to the Tax Free Fund of Vermont, the CTFR Vermont Municipal Portfolio, or to you as a shareholder.

Q. What if there are not enough votes to reach a quorum by the scheduled annual meeting of shareholders date?

A. If not enough shareholders vote, we will need to take further action. We may contact you by mail, telephone, facsimile, or by personal interview. Therefore, we encourage you to vote as soon as you review the enclosed proxy materials in order to avoid an additional expense to the Fund of follow-up mailings, telephone calls or other solicitations.

Q. If the proposal is not approved for the Tax Free Fund of Vermont, will the Board of Directors propose liquidating the Fund?

A. If the proposal to reorganize the Tax Free Fund of Vermont is not approved, the Board of Directors will consider other options including a proposal to liquidate the Fund.

Q. How will you determine the number of shares of the CTFR Vermont Municipal Portfolio that I will receive?

A. The Closing Date is August __, 2001. As of 4:00 p.m. Eastern Time on the Closing Date, you will receive that number of full and fractional CTFR Vermont Municipal Portfolio shares equal in value to the shares you hold in the Tax Free Fund of Vermont on that date.

Q. What impact will the reorganization have on the share price of the CTFR Vermont Municipal Portfolio?

A. The net asset value per share of the CTFR Vermont Municipal Portfolio will not be changed by the reorganization.

Q.     Who is paying for expenses related to the annual meeting of shareholders?

A. Calvert Asset Management Company, Inc., investment advisor to the CTFR Vermont Municipal Portfolio, has agreed to cover those expenses incurred pursuant to the reorganization.

Q. How does the Board of Directors of Tax Free Fund of Vermont suggest that I vote?

A. After careful consideration, the Board of Directors of Tax Free Fund of Vermont unanimously recommends that you vote "FOR" the item proposed on the enclosed proxy card.

Q.     How  do  I  vote  my  shares?

A. You can vote your shares by attending the Annual Meeting of Shareholders in person and submitting the enclosed proxy card at that time, or by completing and signing the proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call us toll-free at 800-675-3333 or in Rutland at
802-773-0674.

Q.     Will  my  vote  make  a  difference?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of Tax Free Fund of Vermont.

Q.     How  will  this  affect  my  account?

A. You can expect the same level of management expertise, as well as the high-quality shareholder service to which you've grown accustomed, with the addition of enhanced shareholder services and exchange privileges.

Q.     How  do  I  sign  the  proxy  card?

A. Voting instruction forms must be executed properly. When forms are not signed as required by law, you and the Fund must undertake the time and expense to take steps to validate your vote. The following guide was prepared to help you choose the proper format for signing your form:

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the voting instruction form. For example:

REGISTRATION                    VALID  SIGNATURE

A.
1)  Save  the  Earth  Corp.               Jane  Q.  Nature,  Treasurer
2)  Save  the  Earth  Corp.               Jane  Q.  Nature,  Treasurer
     c/o  Jane  Q.  Nature,  Treasurer

B.
1)  Save  the  Earth  Trust               Jon  B.  Goodhealth,  Trustee
3)  Jon  B.  Goodhealth,  Trustee         Jon  B.  Goodhealth,  Trustee
     u/t/d  5/1/78

C.
1)  David  Smith,  Cust.                  David  Smith
     f/b/o  Jason  Smith  UGMA


       Voting by mail is quick and easy. Everything you need is enclosed.

                         PROSPECTUS AND PROXY STATEMENT

                                  July __, 2001

                          Acquisition of the assets of
                            Tax Free Fund of Vermont

                        By and in exchange for shares of
           Calvert Tax Free Reserves Fund Vermont Municipal Portfolio

           87 North Main Street, Rutland, Vermont 05701, 802-773-0674

This Prospectus and Proxy Statement relates to the proposed transfer of all of the assets of the Tax Free Fund of Vermont, in exchange for shares of the CTFR Vermont Municipal Portfolio (the "Reorganization"). Following the transfer, CTFR Vermont Municipal Portfolio shares will be distributed to shareholders of the Tax Free Fund of Vermont in liquidation of that Fund and the Tax Free Fund of Vermont will be dissolved. As a result of the proposed transaction, each shareholder of the Tax Free Fund of Vermont will receive that number of CTFR Vermont Municipal Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Tax Free Fund of Vermont. The transaction will only occur if shareholders vote in favor of the proposed transfer.

The Tax Free Fund of Vermont's investment objective is to seek to achieve the highest level of current income free from federal and Vermont income taxes that is obtainable consistent with the prudent investment management of the shareholders' principal. As of May 31, 2001, the net assets of the Tax Free Fund of Vermont were $7,515,153.

The Vermont Municipal Portfolio is a series of Calvert Tax-Free Reserves Fund, an open-end diversified management investment company. The CTFR Vermont Municipal Portfolio's investment objective is to earn the highest level of interest income exempt from federal and Vermont state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund, almost identical to that of the Tax Free Fund of Vermont. As of May 31, 2001, the net assets of the CTFR Vermont Municipal Portfolio were $49,973,048.


This Prospectus and Proxy Statement is expected to be mailed to shareholders of record on or about July __, 2001.

This Prospectus and Proxy Statement, which should be retained for future reference, sets forth concisely the information about the CTFR Vermont Municipal Portfolio that a prospective investor should know before investing. This Prospectus and Proxy Statement is accompanied by the Prospectus of the CTFR Vermont Municipal Portfolio dated April 30, 2001 and is incorporated herein by reference. A Statement of Additional Information dated July __, 2001, containing additional information about the proposed reorganization has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus and Proxy Statement. The Prospectus and Statement of Additional Information of Tax Free Fund of Vermont, both dated March 15, 2001, and the Annual Report to Shareholders dated December 31, 2000, have been filed with the SEC and are incorporated herein by reference. Copies of these documents may be obtained upon request and without charge by making a written request directed to Ms. Adair Gorham, Tax Free Fund of Vermont, Inc., 87 North Main Street, Rutland, Vermont 05701, or by calling toll-free at (800) 675-3333 or in Rutland at 802-773-0674.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the securities and exchange commission or any state securities commission passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus and proxy statement are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured or otherwise protected by the FDIC, the federal reserve board, or any other agency. When investors sell shares of the funds, the value may be higher or lower than the amount originally paid.

                                TABLE OF CONTENTS


     Synopsis                                                              __
     Risk  Factors                                                         __
     Expense  Comparisons                                                  __
     Reasons  for  the  Reorganization                                     __
     Information  about  the  Reorganization                               __
     Information  about  the  CTFR  Vermont Municipal Portfolio            __
     Shareholder  Information  for  the  CTFR Vermont Municipal Portfolio  __
     Comparative  Information  on  Shareholder  Rights                     __
     General  Information  about  the  Funds                               __
     Voting  Information                                                   __
     Shareholder  Proposals                                                __
     Other  Business                                                       __
     Adjournment                                                           __
     Exhibit  A  -  Agreement  and  Plan of Reorganization                 __

                                    SYNOPSIS

Reasons for the Reorganization. The Board of Directors of Tax Free Fund of Vermont, Inc. (the "Directors") believes that the proposed Reorganization would be in the best interests of the shareholders of the Tax Free Fund of Vermont. The Directors approved the Reorganization based upon the following factors: (i) the investment objective and investment policies of both funds are the same;
(ii) shareholders of the Tax Free Fund of Vermont will benefit from efficiencies of scale as part of the Calvert family of funds, resulting in lower shareholder expenses; (iii) existing shareholders of the Tax Free Fund of Vermont will not have to pay a sales charge upon any future purchases of shares of the CTFR Vermont Municipal Portfolio or exchanges into Class A shares of other Calvert funds; (iv) shareholders of the Tax Free Fund of Vermont will not experience any dilution in the value of their investment as a result of the Reorganization; and
(v) the anticipated tax-free nature of the exchanges contemplated by the Reorganization.

Proposed Transaction. The Directors have authorized the Fund to enter into an Agreement and Plan of Reorganization (the "Agreement" or "Plan") providing for the transfer of all the assets of the Tax Free Fund of Vermont to the CTFR Vermont Municipal Portfolio in exchange for like shares of the CTFR Vermont Municipal Portfolio. Following the transfer, CTFR Vermont Municipal Portfolio shares will be distributed to the respective shareholders of the Tax Free Fund of Vermont in liquidation of the Tax Free Fund of Vermont, and the Tax Free Fund of Vermont will be dissolved. As a result of the proposed transaction, each shareholder of the Tax Free Fund of Vermont will receive that number of full and fractional CTFR Vermont Municipal Portfolio shares equal in value at the date of the exchange to the value of such shareholder's shares of the CTFR Vermont Municipal Portfolio. For the reasons stated above, the Directors, including the independent Directors, have concluded that the Reorganization would be in the best interests of the shareholders of the Tax Free Fund of Vermont and recommend shareholder approval.

Tax Consequences. The Plan is conditioned upon receipt by the Tax Free Fund of Vermont of an opinion of counsel that no gain or loss will be recognized by it or its shareholders as a result of the Reorganization. The tax basis of CTFR Vermont Municipal Portfolio shares received by a shareholder will be the same as the tax basis of the shareholder's shares of the Tax Free Fund of Vermont. In addition, the tax basis of the Tax Free Fund of Vermont's assets in the hands of CTFR Vermont Municipal Portfolio as a result of the Reorganization will be the same as the tax basis of such assets in the hands of the Tax Free Fund of Vermont prior to the Reorganization. See "Information about the Reorganization."

Investment Policies. The investment objective and investment policies of the Tax Free Fund of Vermont and the CTFR Vermont Municipal Portfolio are almost identical. The investment objective for the Tax Free Fund is to seek to achieve the highest level of current income free from federal and Vermont income taxes that is obtainable consistent with the prudent investment management of the shareholders' principal; whereas the investment objective for the CTFR Vermont Municipal Portfolio is virtually the same, seeking to earn the highest level of interest income exempt from federal and Vermont state income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Fund.

Purchases. Shares of the Tax Free Fund of Vermont and CTFR Vermont Municipal Portfolio are sold on a continuous basis at net asset value, plus for the CTFR Vermont Municipal Portfolio the appropriate sales charge, as applicable, which is subject to reduction by right of accumulation, group purchase, and letter of intent. Employee purchases and certain plans qualified under the Internal Revenue Code of 1986, as amended (the "Code") may purchase shares with no sales charge, and all Fund shareholders may reinvest dividends without paying a sales charge. Shares issued in the Reorganization will not be assessed any sales charge.

Sales Charges. The Tax Free Fund of Vermont does not assess any sales charges; however, the CTFR Vermont Municipal Portfolio's shares will be offered at net asset value plus a front-end sales charge as follows:

Your  investment  in              Sales  Charge  as       % of Amount
                                  %  of  offering price   Invested
Less  than  $50,000                     3.75%               3.90%
$50,000  but  less  than  $100,000      3.00%               3.09%
$100,000  but  less  than  $250,000     2.25%               2.30%
$250,000  but  less  than  $500,000     1.75%               1.78%
$500,000  but  less  than  $1,000,000   1.00%               1.01%
$1,000,000  and  over                   None*               None*

*Purchases of shares at net asset value for accounts with $1,000,000 or more are subject to a one year contingent deferred sales charge of 1.00%.

NOTE: Existing shareholders of the Tax Free Fund of Vermont will not have to pay a sales charge upon any future purchases of shares of the CTFR Vermont Municipal Portfolio or exchanges into Class A shares of other Calvert funds.

The minimum initial investment in the CTFR Vermont Municipal Portfolio is $2,000 and the minimum subsequent investment is $250 (except in the case of certain retirement plans). Existing shareholders of the Tax Free Fund of Vermont on the date of the Reorganization shall have the right to purchase additional shares of CTFR Vermont Municipal Portfolio without paying the front-end sales charge.

Exchange Privileges. Shareholders of the CTFR Vermont Municipal Portfolio may exchange Fund shares for Class A shares of a variety of other Calvert Funds. Each such exchange represents a sale of Fund shares, which may produce a gain or loss for tax purposes. There is no additional charge for exchanges. Exchange requests will not be accepted on any day when Calvert is open but the Fund's custodian bank is closed (i.e., Columbus Day and Veteran's Day); these exchange requests will be processed the next day the Fund's custodian bank is open.

Both Funds and their distributors reserve the right at any time to reject or cancel any part of any purchases (including exchange purchases for the CTFR Vermont Municipal Portfolio); modify any terms or conditions of purchase of shares of the Funds; or withdraw all or any part of the offering made by the prospectus. To protect the interest of investors, both Funds and their respective distributors may reject any order considered market-timing activity.

The CTFR Vermont Municipal Portfolio reserves the right to terminate or modify the exchange privilege with 60 days' written notice.

Distribution Procedures. The Tax Free Fund of Vermont and the CTFR Vermont Municipal Portfolio pay dividends from their respective net investment income monthly. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year. The CTFR Vermont Municipal Portfolio will not be making any such distributions until available capital loss carryovers have been used or have expired. Shareholders of both Funds may reinvest dividends and distributions. Your existing election in the Tax Free Fund of Vermont with respect to dividends and/or capital gains will be continued with respect to the shares of CTFR Vermont Municipal Portfolio you acquire in connection with the Reorganization unless you notify the CTFR Vermont Municipal Portfolio of a new election.

Redemption Procedures. At any time and in any amount, shares of the Tax Free Fund of Vermont and CTFR Vermont Municipal Portfolio may be redeemed by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. This letter of instruction must be signed by all required authorized signers. Further documentation may be required from corporations, fiduciaries, pension plans and institutional investors.

Shares may also be redeemed by telephone or through brokers. The CTFR Vermont Municipal Portfolio may impose a charge of $5 for wire transfers of less than $1,000. The CTFR Vermont Municipal Portfolio may, after 30 days' notice, close your account if it falls below $1,000 and the balance is not brought up to the required minimum amount. The Tax Free Fund of Vermont provides for involuntary redemptions of shareholder accounts which fall below a minimum account value of $500.

Valuation Practices. A Funds' assets are normally valued utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Fund's Advisor under the supervision of the Board of Directors/Trustees.

Each Fund determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Fund does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                                  RISK FACTORS

The risks attendant to investing in the CTFR Vermont Municipal Portfolio are the same as those risks shareholders have assumed by investing in the Tax Free Fund of Vermont. General risks in investing in any fund would be that shareholders could lose money on their investment in the Fund, or the Fund could underperform. Additional risks due to the nature of these Funds could be: (1) the bond market goes down, (2) the individual bonds in the Fund do not perform as well as expected, due to credit, political or other risks, (3) the investment advisor's forecast as to interest rates is not correct; increases in market interest rates can cause the price of a debt security to decrease, and (4) the investment advisor's allocation among different sectors of the bond market does not perform as well as expected. Lastly, since the Fund is non-diversified, the Fund may invest more of its assets in a smaller number of bonds. Gains or losses on a single bond may have greater impact on the Fund.


                               EXPENSE COMPARISONS

                                          PRO FORMA - SURVIVING
                         TAX  FREE FUND   CTFR VERMONT
                         OF VERMONT       MUNICIPAL  PORTFOLIO

SHAREHOLDER  FEES
MAXIMUM  SALES  CHARGE  (LOAD)
IMPOSED  ON  PURCHASES       NONE          3.75%
(AS  A  PERCENTAGE  OF
OFFERING  PRICE)

MAXIMUM  DEFERRED  SALES
 CHARGE                     NONE          NONE 1
(load)(as a percentage of purchase
or redemption proceeds, whichever
is lower)

ANNUAL FUND OPERATING EXPENSES 1
Management fees	          0.70% 2      0.61%
Other expenses             0.81%       0.19%
Total annual fund operating 1.51%       0.80%
expenses

Notes  to  Fees  and  Expenses  Table

1 Purchases of shares for accounts with $1 million or more are not subject to front-end sales charges, but may be subject to a 1.0% contingent deferred sales charge on shares redeemed within 1 year of purchase.
2 Expenses are based on estimates to reflect expenses expected to be incurred for the upcoming fiscal year for the Funds, unless otherwise indicated.
Management fees for the CTFR Vermont Municipal Portfolio include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert Asset Management Company, Inc.
3 The Management Fee is reduced to 0.60% on Tax Free Fund of Vermont total net assets in excess of $10 million.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

-  You  invest  $10,000  in  the  Fund  for  the  time  periods  indicated;
-  Your  investment  has  a  5%  return  each  year;  and
-  The  Fund's  operating  expenses  remain  the  same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

Fund  (Unaudited)                                   1  Year          3  Years

Tax  Free  Fund  of  Vermont                           $154          $477

CTFR  Vermont  Municipal  Portfolio                    $454          $621

Pro  Forma  -  Surviving CTFR Vermont Municipal
  Portfolio                                            $454          $621

Pro  Forma  -  Surviving  CTFR  Vermont  Municipal  Portfolio
(waiving  front-end  load  pursuant  to
  Reorganization)                                      $ 82          $255


                         REASONS FOR THE REORGANIZATION

The  Board  of  Directors  of Tax Free Fund of Vermont believe that the proposed
Reorganization would be in the best interests of shareholders. The Directors formally discussed Calvert's interest in reorganizing the Tax Free Fund of Vermont into a Calvert fund at a special meeting of the Directors held on June 6, 2001. At the meeting, Mr. Hahn advised the Directors that he had been engaged in discussions and negotiations with Calvert about the merger or reorganization of the Tax Free Fund of Vermont. He believed such a transaction was necessary in order to make the Tax Free Fund of Vermont more competitive and thus more attractive to investors. Otherwise, the continued viability of the Fund was in question and the Fund might have to be liquidated. Given Mr. Hahn's investigation, the reorganization proposal presented by Calvert seemed the most beneficial alternative available to the Fund and its shareholders.

On June 11, 2001, the Directors held another special meeting to consider approval of the Reorganization. At the special meeting, certain executive officers of Calvert met with the Directors and made a presentation concerning Calvert and the advantages that the Reorganization would have for Tax Free Fund of Vermont Fund shareholders. These officers presented information concerning Calvert's history, organization and philosophy, as well as its marketing capabilities and the services offered to Calvert shareholders. The Directors asked Calvert's officers a number of questions about the effects of the Reorganization, including the advisory fee that would be paid to Calvert. It was noted that there would be no increase in the CTFR Vermont Municipal Portfolio's total cost for investment advisory services. In connection with their consideration of these matters, the Directors were advised by legal counsel of their fiduciary responsibilities to the Tax Free Fund of Vermont's shareholders. The Directors unanimously agreed that the Tax Free Fund of Vermont's officers should take further actions to carry out the Reorganization, subject to the Directors' final approval of the Agreement and Plan of Reorganization.

After a thorough discussion and review of the materials and the terms of the Agreement and Plan of Reorganization, the Directors, including all of the non-interested Directors, unanimously approved the Reorganization proposal and recommended its approval by the Tax Free Fund of Vermont's shareholders. In approving the Reorganization, the Directors determined that it would be in the best interests of the Tax Free Fund of Vermont's shareholders and that shareholders' interests would not be diluted as a result of the Reorganization. In connection with the approval, the Directors considered among other things, the following factors:

- The Reorganization provides an opportunity to increase fund assets by taking advantage of Calvert's strong marketing capabilities and established distribution channels;

- The size of Calvert has enabled it to make investments in personnel and technology which provide operational and administrative support to the Calvert Funds that is not available currently to the Tax Free Fund of Vermont;

- The reorganized Fund's total operating expenses are expected to decrease over time as certain efficiencies of scale are realized. This will increase the Fund's competitive position;

- The Tax Free Fund of Vermont's investment objective and investment policies would essentially remain the same;

- Existing Tax Free Fund of Vermont shareholders will not have to pay a sales charge upon any future purchases of shares of the CTFR Vermont Municipal Portfolio or exchanges into Class A shares of other Calvert funds (assuming such other funds' minimum investment requirements are met);

- Because the Reorganization will be effected on the basis that the net asset value of the CTFR Vermont Municipal Portfolio following the Reorganization will be the same as the net asset value of the Tax Free Fund of Vermont immediately prior to the Reorganization, shareholders of the RISA Fund will not experience any dilution in the value of their investment as a result of the Reorganization; and

- The Tax Free Fund of Vermont and the CTFR Vermont Municipal Portfolio each would receive an opinion of counsel that the exchanges contemplated by the Reorganization are expected to be tax-free.

To this end, the Directors recommend that shareholders of the Tax Free Fund of Vermont approve the exchange of its assets to the CTFR Vermont Municipal Portfolio for shares of CTFR Vermont Municipal Portfolio, which will be distributed to shareholders of the Tax Free Fund of Vermont upon the completion of the Reorganization of the Tax Free Fund of Vermont.

In determining whether to recommend approval of the Reorganization to shareholders of the Tax Free Fund of Vermont, the Directors considered a number of factors, including, but not limited to: (1) the capabilities and resources of the CTFR Vermont Municipal Portfolio, its Advisor and other service providers in the areas of investment, marketing, and shareholder services; (2) the expenses and advisory fees applicable to the Fund before the Reorganization and the estimated expense ratios for shareholders in the CTFR Vermont Municipal
Portfolio after the Reorganization; (3) the terms and conditions of the Agreement and Plan of Reorganization and whether the Reorganization would result in dilution of current Fund shareholders' interests; (4) the potential economies of scale realizable as a result of the Reorganization; (5) the service features available to shareholders of both the Tax Free Fund of Vermont and the CTFR Vermont Municipal Portfolio; (6) the costs estimated to be incurred to complete the Reorganization; (7) the future growth prospects of the CTFR Vermont Municipal Portfolio after the Reorganization; and (8) the non-taxable treatment of the Reorganization.

In this regard, the Directors reviewed information provided by Calvert relating to the anticipated impact to the shareholders of the Fund as a result of the Reorganization. The Directors considered the probability that future increases in asset levels of the CTFR Vermont Municipal Portfolio are expected to result in reduced per share expenses and achievement of economies of scale, although there can, of course, be no assurances in this regard.


                      INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The proposed Agreement and Plan of Reorganization (the "Agreement" or "Plan") provides that the CTFR Vermont Municipal Portfolio will acquire all the assets of the Tax Free Fund of Vermont in exchange for shares of the CTFR Vermont Municipal Portfolio on August __, 2001. A copy of the Plan is attached as Exhibit A to this Proxy Statement. Discussion of the Plan herein is qualified in its entirety by reference to the Plan in Exhibit A. The number of full and fractional CTFR Vermont Municipal Portfolio shares to be issued to shareholders of the Tax Free Fund of Vermont will equal the value of the shares of the Tax Free Fund of Vermont outstanding immediately prior to the Reorganization. Portfolio securities of the Tax Free Fund of Vermont will be valued in accordance with the valuation practices of the CTFR Vermont Municipal Portfolio (See, "About the Funds"). At the time of the Reorganization, the Tax Free Fund of Vermont will pay all of its obligations and liabilities. The Reorganization will be accounted for by the method of accounting commonly used by open end investment companies.

As soon as practicable after the Closing Date, the Tax Free Fund of Vermont will liquidate and distribute pro rata to its shareholders of record as of the close of business on August __, 2001, the full and fractional shares of the CTFR Vermont Municipal Portfolio at an aggregate net asset value equal to the value of the shareholder's shares in the Tax Free Fund of Vermont next determined after the effective time of the transaction. This method of valuation is also consistent with interpretations of Rule 22c-1 under the Act by the Securities and Exchange Commission's Division of Investment Management. Such liquidation and distribution will be accomplished by the establishment of accounts on the share records of the Tax Free Fund of Vermont, representing the respective pro rata number of full and fractional shares of the CTFR Vermont Municipal Portfolio due shareholders of the Tax Free Fund of Vermont.

The  consummation  of  the  Plan is subject to the conditions set forth therein:

Shareholder Approval. The Plan shall have been approved by the affirmative vote of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Tax Free Fund of Vermont.

Representations, Warranties and, Agreements. Both parties to the Reorganization shall have complied with its respective responsibilities under the Plan, the respective representations and warranties contained in this Plan shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of either party since December 31, 2000. Both parties shall produce certificates satisfactory in form and substance indicating that it has met the terms of the Plan.

Regulatory Approval. The Registration Statement for the CTFR Vermont Municipal Portfolio shall have been declared effective by the Securities and Exchange Commission and all necessary orders with respect to the transactions contemplated by the Plan shall have been granted by the Securities and Exchange Commission; and all approvals, registrations, and exemptions under federal and state laws considered to be necessary shall have been obtained.

Tax Opinion. Both parties to the Reorganization shall have received opinions of counsel, addressed to and in form and substance satisfactory, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Tax Free Fund of Vermont and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, this proxy statement, and on such other written representations as the Tax Free Fund of Vermont and the CTFR Vermont Municipal Portfolio, respectively, will have verified. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(1) Neither the Tax Free Fund of Vermont nor the CTFR Vermont Municipal Portfolio will recognize any gain or loss upon the transfer of the assets of the Tax Free Fund of Vermont to the CTFR Vermont Municipal Portfolio in exchange for CTFR Vermont Municipal Portfolio shares and upon the distribution (whether actual or constructive) of CTFR Vermont Municipal Portfolio shares to its shareholders in exchange for their shares of capital stock of the Tax Free Fund of Vermont;

(2)     The  shareholders  of  the  Tax  Free  Fund  of Vermont who receive CTFR
Vermont Municipal Portfolio shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of the Tax Free Fund of Vermont for CTFR Vermont Municipal Portfolio shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(3) The basis of CTFR Vermont Municipal Portfolio shares received by shareholders of the Tax Free Fund of Vermont will be the same as the basis of the shares of capital stock of the Tax Free Fund of Vermont surrendered in the exchange; and

(4) The basis of the Tax Free Fund of Vermont's assets acquired by the CTFR Vermont Municipal Portfolio will be the same as the basis of such assets to the Tax Free Fund of Vermont immediately prior to the Reorganization.

The Plan may be terminated and the Reorganization abandoned at any time before or after approval by shareholders of the Tax Free Fund of Vermont, prior to the Closing Date by mutual consent of the parties, or by either, if any condition set forth in the Plan has not been fulfilled or has been waived by the party entitled to its benefits. In accordance with the Plan, the Tax Free Fund of Vermont and the CTFR Vermont Municipal Portfolio will be responsible for payment of their pro rata expenses incurred in connection with the Reorganization.

Description of CTFR Vermont Municipal Portfolio Shares. Full and fractional shares of CTFR Vermont Municipal Portfolio will be issued to each shareholder in accordance with the procedures under the Plan as described above. Each share will be fully paid and non assessable when issued and transferable without restrictions and will have no preemptive or conversion rights.

Federal Income Tax Consequences. The Plan is a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code. It is the opinion of counsel to the CTFR Vermont Municipal Portfolio that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) no gain or loss will be recognized by the Tax Free Fund of Vermont upon the transfer of assets in exchange for CTFR Vermont Municipal Portfolio shares (Section 1032(a)); (2) the basis and holding period immediately after the Reorganization for CTFR Vermont Municipal Portfolio shareholders will be same as the basis and holding period of the Tax Free Fund of Vermont shares held immediately prior to the exchange (Section 354, 356); and (3) the basis and holding period of such assets of the Tax Free Fund of Vermont acquired by the CTFR Vermont Municipal Portfolio will be the same as the basis and holding period of such assets of the Tax Free Fund of Vermont immediately prior to the Reorganization (Section 362 (b), 1223(2)).

Opinions of Counsel are not binding on the Internal Revenue Service or the Courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable. Shareholders of the Tax Free Fund of Vermont should consult their tax advisors regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of the Tax Free Fund of Vermont should also consult their tax advisors as to the state and local tax consequences, if any, of the Reorganization.

Capitalization. The following table shows the capitalization of the Tax Free Fund of Vermont as of May 31, 2001, and on a pro forma basis the capitalization of the CTFR Vermont Municipal Portfolio as of the date of proposed acquisition of assets at net asset value.

                                                 Surviving
                             Tax  Free  Fund     CTFR  Vermont
                             of  Vermont         Municipal  Portfolio*

Net  Asset  Value  Per  Share    $9.80           $15.61
Shares  Outstanding              766,780.9       3,682,580

*The Pro Forma combined net assets do not reflect adjustments with respect to distributions prior to the Reorganization. The actual exchange ratio will be determined based on the relative net asset value per share on the acquisition date.


             INFORMATION ABOUT THE CTFR VERMONT MUNICIPAL PORTFOLIO

Investment Policies. As discussed above, the investment objective, principal investment strategies, and investment practices are almost identical to those for the Tax Free Fund of Vermont.

Management.

Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the Fund's investment advisor. The Advisor provides the Fund with investment supervision and management and office space; furnishes executive and other personnel to the Fund, and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. It has been managing mutual funds since 1976. It is the investment advisor for over 25 mutual fund portfolios. As of May 31, 2001, the Advisor had approximately $7.3 billion in assets under management.

Advisory Fees. CTFR Vermont Municipal Portfolio's advisory agreement provides for the Fund to pay the Advisor a fee of 0.61% of the Fund's average daily net assets.

Other  Management  Arrangements.

Calvert Administrative Services Company, an affiliate of the Advisor, is the Fund's administrator.

National Financial Data Services, Inc. is the Fund's transfer agent and dividend disbursing agent.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, is the Fund's shareholder servicing agent.

Calvert Distributors, Inc., an affiliate of the Advisor, is the principal underwriter and distributor for the Fund.


                           SHAREHOLDER INFORMATION FOR
                        CTFR VERMONT MUNICIPAL PORTFOLIO

How Shares Are Priced. The price of shares is based on the CTFR Vermont Municipal Portfolio's net asset value ("NAV"). NAV is computed by adding the value of a Fund's holdings plus other assets, subtracting liabilities, and then dividing the result by the number of shares outstanding.

Portfolio securities and other assets are valued based on market quotations. If market quotations are not readily available, securities are valued by a method that the Fund's Board of Trustees believes accurately reflects fair value.

The NAV is calculated as of the close of each business day, which coincides with the closing of the regular session of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time). The Fund is open for business each day the NYSE is open. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the Fund is open but purchases cannot be received because the banks are closed.

When Your Account Will Be Credited. Your purchase will be processed at the NAV next calculated after your order is received in good order. All of your purchases must be made in US dollars. No cash or third party checks will be accepted. No credit card or credit loan checks will be accepted. The CTFR Vermont Municipal Portfolio reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. As a convenience, check purchases received at Calvert's office in Bethesda, Maryland will be sent by overnight delivery to the Transfer Agent and will be credited the next business day upon receipt. Any check purchase received without an investment slip may cause delayed crediting. If your check does not clear your bank, your purchase will be canceled and you will be charged a $25 fee plus any costs incurred. All purchases will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/1000th of a share).

Dividends, Capital Gains and Taxes. The CTFR Vermont Municipal Portfolio pays dividends from its net investment income monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally paid once a year; however, the Fund does not anticipate making any such distributions unless available capital loss carryovers have been used or have expired.

Federal Taxes. Dividends derived from interest on municipal obligations constitute exempt-interest dividends, on which you are not subject to federal income tax. However, dividends which are from taxable interest and any distributions of short term capital gain are taxable to you as ordinary income. If the CTFR Vermont Municipal Portfolio makes any distributions of long-term capital gains, then these are taxable to you as long-term capital gains, regardless of how long you held your shares of the CTFR Vermont Municipal Portfolio. Dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum tax for individuals and for corporations. The CTFR Vermont Municipal Portfolio may derive up to 20% of its income from taxable short-term money market investments, for liquidity purposes or pending investment. Interest earned from taxable investments will be taxable as ordinary income.

If any taxable income or gains are paid, in January, the CTFR Vermont Municipal Portfolio will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you during the past year. Generally, dividends and distributions are taxable in the year they are paid. However, any dividends and distributions paid in January but declared during the prior three months are taxable in the year declared. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested.

You may realize a capital gain or loss when you sell or exchange shares. This capital gain or loss will be short- or long-term, depending on how long you have owned the shares which were sold. In January, the CTFR Vermont Municipal Portfolio will mail you Form 1099-B indicating the total amount of all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

Other Tax Information. Dividends derived from interest on Vermont state or local obligations are exempt from Vermont personal income tax, as are dividends from obligations issued by certain territories, such as Puerto Rico. The CTFR Vermont Municipal Portfolio will advise you each January of the percent of dividends qualifying for this exemption. You should consult your tax advisor with regard to how certain dividends affect you.

How To Sell Shares. You may redeem all or a portion of your shares on any day the CTFR Vermont Municipal Portfolio is open for business, provided the amount requested is not on hold. When you purchase by check or with Calvert Money Controller (electronic funds transfer), the purchase will be on hold for up to 10 business days from the date of receipt. During the hold period, redemptions proceeds will not be sent until the Transfer Agent is reasonably satisfied that the purchase payment has been collected.

Your  shares  will  be  redeemed at the next NAV calculated (less any applicable
CDSC) after your redemption request is received by the transfer agent in good order. The proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Fund, it may take up to seven (7) days to make payment. Calvert Money Controller redemptions generally will be credited to your bank account by the second business day after your phone call. The CTFR Vermont Municipal Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the Fund, whichever is less. When the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed. Please note that there are some federal holidays, however, such as Columbus Day and Veterans' Day, when the NYSE is open and the CTFR Vermont Municipal Portfolio is open but redemptions cannot be mailed or wired because the post offices and banks are closed.


                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

The Tax Free Fund of Vermont is a Vermont corporation. The Vermont Municipal Portfolio is a series of Calvert Tax-Free Reserves Fund, a Massachusetts business trust. After a comparison of both Funds' organizational documents (i.e., the Articles of Association and By-laws for the Tax Free Fund of Vermont and the Declaration of Trust and By-laws for the CTFR Vermont Municipal Portfolio), the following items were identified as shareholder rights under a Vermont corporation that differ from those under a Massachusetts business trust:
(1) Standard for Directors - In a recent amendment to the Vermont Business Corporation Act the standards to which a director's conduct shall be held were greatly liberalized to acknowledge that in exercising his judgment he may consider societal factors, as well as financial ones; (2) Indemnification - Vermont law provides for both permissive and mandatory indemnification of directors, officers, employees and agents and, in certain circumstances, allows the corporation to advance expenses; (3) Legal Uncertainties - The Vermont Business Corporation Act was enacted in 1994. As a small state, case law in Vermont was already minimal or non-existent in many areas of corporate law. This remains the case due to the recent enactment of its corporate statutes: (4) Less Flexibility - In Vermont, the Articles of Incorporation provide for a definite number of shares to be issued. This number may be increased by Board action without shareholder approval only if there is a single class of shares outstanding. Thus it may be necessary to monitor the number of shares to ensure there are no oversales. In addition, shareholder approval may be required for certain actions that may be taken by the board of trustees alone for Massachusetts business trusts: and (5) Dissenter's Rights - Chapter 13 of the Vermont Business Corporation Act contains a comprehensive structure for the execution and enforcement of a shareholder's right to dissent from certain corporate actions.

Nonetheless, despite these differences, the Board of Directors of the Tax Free Fund of Vermont still believe that the Reorganization will be in the best interests of shareholders.


                       GENERAL INFORMATION ABOUT THE FUNDS

Information about the Tax Free Fund of Vermont is included in a prospectus, which all shareholders have received. Further information is included in that Fund's Statement of Additional Information. Both that Prospectus and Statement of Additional Information are hereby incorporated by reference and are dated March 15, 2001. You may obtain additional copies by calling or writing the Fund at the address and phone number appearing below. Quarterly, semi-annual and annual reports of the Tax Free Fund of Vermont are also available by writing the Tax Free Fund of Vermont at 87 North Main Street, Rutland, Vermont 05701, or by calling toll-free at 800-675-3333 or in Rutland at 802-773-0674. The Tax Free Fund of Vermont and the CTFR Vermont Municipal Portfolio are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and in accordance therewith, file proxy material, reports and other information with the Securities and Exchange Commission. These reports and other information filed by the Funds can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission in Washington, D.C. at 450 Fifth Street, N.W. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains reports, other information and proxy statements filed for the Funds.


                               VOTING INFORMATION

Proxies from the shareholders of the Tax Free Fund of Vermont, Inc. are being solicited by the Board of Directors for the Annual Meeting of Shareholders to be held at 87 North Main Street, Rutland, Vermont 05701 at 10:00 a.m. on __________day, August __, 2001 or at such later time or date made necessary by adjournment.

Proxies are solicited by mail. Additional solicitations may be made by telephone, computer communications, facsimile or other such means, or by personal contact by officers or employees of Tax Free Fund of Vermont or by proxy soliciting firms retained for this purpose. The Tax Free Fund of Vermont will bear solicitation costs, which are expected to be approximately $1,000, and will be paid by Calvert Asset Management Company, Inc., investment advisor to the CTFR Vermont Municipal Portfolio.

Quorum. If a quorum (more than 50% of the outstanding shares of the Tax Free Fund of Vermont) is represented at the meeting, the vote of a majority of the outstanding shares of the Tax Free Fund of Vermont is required for approval of the Reorganization into the Calvert Tax-Free Reserves Fund Vermont Municipal Portfolio. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote the proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposal described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit additional solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The proxy holders will vote those proxies received that voted in favor of the proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment. A shareholder vote may be taken on the proposal in this Proxy Statement before any such adjournment if sufficient votes have been received and it is otherwise appropriate.

You may revoke your proxy at any time before it is exercised by (1) filing a written notification of revocation with the Secretary of the Tax Free Fund of Vermont, (2) submitting a proxy bearing a later date, or (3) attending and voting at the meeting.

Abstentions and Broker Non-Votes. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, "broker non-votes" and abstentions effectively will be votes against the Reorganization proposal.

Record Date. Shareholders of the Tax Free Fund of Vermont of record at the close of business on June __, 2001 ("record date") are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment thereof. Shareholders are entitled to one vote for each share held. As of May 31, 2001, as shown on the books of the Tax Free Fund of Vermont, there were issued and outstanding 766,780.9 shares. As of May 31, 2001, the officers and directors of Tax Free Fund of Vermont as a group beneficially owned less than 1% of the outstanding shares of the Fund.

As of May 31, 2001, the following shareholder owned of record 5% or more of the shares of the Fund:

Name  and  Address                    % of Ownership

Justin  J.  Mueller
P.  O.  Box  646
Manchester,  Vermont                  9.3%


                              SHAREHOLDER PROPOSALS

The Tax Free Fund of Vermont has not received any shareholder proposals to be considered for presentation at the meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Fund's proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Fund's proxy material must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy material because there are other requirements in the proxy rules relating to such inclusion.


                                 OTHER BUSINESS

The Board of Directors of the Tax Free Fund of Vermont do not intend to present any other business at the meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


                                   ADJOURNMENT

In the event that sufficient votes in favor of the proposal set forth in the Notice of Meeting and Proxy Statement are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote which have voted in favor of such proposal. They will vote against any such adjournment those proxies that have voted against any such proposal.


By  Order  of  the  Board  of  Directors,


William  Hahn
President


The Board of Directors of the Tax Free Fund of Vermont, Inc., including the Independent Directors, recommend a Vote FOR Approval of the Plan.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION, dated as of June 11, 2001, is between the Tax Free Fund of Vermont, Inc. and the Vermont Municipal Portfolio, a series of Calvert Tax-Free Reserves Fund.

     In consideration of the mutual promises contained in this Agreement, the parties agree as follows:

1.     SHAREHOLDER  APPROVAL

Approval by Shareholders. A meeting of the shareholders of the Tax Free Fund of Vermont shall be called and held for the purpose of acting on and authorizing the transactions contemplated in this Agreement and Plan of Reorganization (the "Agreement" or "Plan"). Vermont Municipal Portfolio shall furnish to the Tax Free Fund of Vermont such data and information as shall be reasonably requested by the Tax Free Fund of Vermont for inclusion in the information to be furnished to its shareholders in connection with the meeting.

2.     REORGANIZATION

(a) Plan of Reorganization. The Tax Free Fund of Vermont will convey, transfer, and deliver to Vermont Municipal Portfolio all of the then-existing assets of the Tax Free Fund of Vermont at the closing provided for in Section 2(b) of this Agreement (the "Closing"). In consideration thereof, Vermont Municipal Portfolio agrees at the Closing:

(i) to deliver to the Tax Free Fund of Vermont in exchange for the assets the number of full and fractional shares of common stock of Vermont Municipal Portfolio ("Vermont Municipal Portfolio Shares") to be determined as follows:

In accordance with Section 3 of this Agreement, the number of shares shall be determined by dividing the per share net asset value of the Tax Free Fund of Vermont Shares (rounded to the nearest million) by the net asset value per share of Vermont Municipal Portfolio (rounded to the nearest million) and multiplying the quotient by the number of outstanding shares of the Tax Free Fund of Vermont as of the close of business on the closing date. It is expressly agreed that there will be no sales charge to the Tax Free Fund of Vermont, or to any of the shareholders of the Tax Free Fund of Vermont upon distribution of Vermont Municipal Portfolio Shares to them; and

(ii) not to assume any of the Tax Free Fund of Vermont's obligations and liabilities, whether absolute, accrued, contingent, or otherwise.

(b) Closing and Effective Time of the Reorganization. The Closing shall occur at the Effective Time of the Reorganization, which shall be either:

(i) the later of receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Tax Free Fund of Vermont at which the Plan will be considered, or

(ii)     such  later  date  as  the  parties  may  mutually  agree.

3.     VALUATION  OF  NET  ASSETS

(a) The value of the Tax Free Fund of Vermont's net assets to be transferred to Vermont Municipal Portfolio under this Agreement shall be computed as of the close of business on the business day immediately preceding the Closing Date (hereinafter the "Valuation Date") using the valuation procedures as set forth in Vermont Municipal Portfolio's prospectus.

(b) The net asset value per share of Vermont Municipal Portfolio Shares for purposes of Section 2 of this Agreement shall be determined as of the close of business on the Valuation Date by Vermont Municipal Portfolio's Controller using the same valuation procedures as set forth in Vermont Municipal Portfolio's prospectus.

(c) A copy of the computation showing in reasonable detail the valuation of the Tax Free Fund of Vermont's net assets to be transferred to Vermont Municipal Portfolio pursuant to Section 2 of this Agreement, certified by the Controller of the Tax Free Fund of Vermont, shall be furnished by the Tax Free Fund of Vermont to Vermont Municipal Portfolio at the Closing. A copy of the computation showing in reasonable detail the determination of the net asset value per share of Vermont Municipal Portfolio Shares pursuant to Section 2 of this Agreement, certified by the Controller of Vermont Municipal Portfolio, shall be furnished by Vermont Municipal Portfolio to the Tax Free Fund of Vermont at the Closing.

4.     LIQUIDATION  AND  DISSOLUTION

(a) As soon as practicable after the Closing Date, the Tax Free Fund of Vermont will distribute pro rata to the Tax Free Fund of Vermont shareholders of record as of the close of business on the Closing Date the shares of Vermont Municipal Portfolio received by the Tax Free Fund of Vermont pursuant to this Section. Such liquidation and distribution will be accompanied by the establishment of shareholder accounts on the share records of Vermont Municipal Portfolio in the names of each such shareholder of the Tax Free Fund of Vermont, representing the respective pro rata number of full shares and fractional interests in shares of Vermont Municipal Portfolio due to each. No such shareholder accounts shall be established by Vermont Municipal Portfolio or its transfer agent for Vermont Municipal Portfolio except pursuant to written instructions from the Tax Free Fund of Vermont, and the Tax Free Fund of Vermont agrees to provide on the Closing Date instructions to transfer to a shareholder account for each former the Tax Free Fund of Vermont shareholder a pro rata share of the number of shares of Vermont Municipal Portfolio received pursuant to Section 2(a) of this Agreement.

(b) Promptly after the distribution described in Section 4(a) above, appropriate notification will be mailed by Vermont Municipal Portfolio or its transfer agent to each shareholder of the Tax Free Fund of Vermont receiving such distribution of shares of Vermont Municipal Portfolio informing such shareholder of the number of such shares distributed to such shareholder and confirming the registration thereof in such shareholder's name.

(c) Share certificates representing holdings of shares of Vermont Municipal Portfolio shall not be issued unless requested by the shareholder and, if such a request is made, share certificates of Vermont Municipal Portfolio will be issued only for full shares of Vermont Municipal Portfolio and any fractional interests in shares shall be credited in the shareholder's account with Vermont Municipal Portfolio.

(d) As promptly as is practicable after the liquidation of the Tax Free Fund of Vermont, and in no event later than 12 months from the date of this Agreement, the Tax Free Fund of Vermont shall be terminated pursuant to the provisions of the Plan and Calvert Tax-Free Reserves Fund's Declaration of Trust.

(e) Immediately after the Closing Date, the share transfer books of the Tax Free Fund of Vermont shall be closed and no transfer of shares shall thereafter be made on those books.

5.     DECLARATION  OF  TRUST  AND  BY-LAWS

(a)     Declaration  of  Trust.  The  Declaration  of  Trust of Calvert Tax-Free
Reserves Fund, which governs its series, Vermont Municipal Portfolio, as in effect immediately prior to the Effective Time of the Reorganization shall continue to be the Declaration of Trust until amended as provided by law.

(b) By-laws. The By-laws of Calvert Tax-Free Reserves Fund, which govern its series, Vermont Municipal Portfolio, in effect at the Effective Time of the Reorganization shall continue to be the By-laws until the same shall thereafter be altered, amended, or repealed in accordance with the Tax Free Fund of Vermont's Articles of Association or said By-laws.

6.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  CALVERT  FUND

(a) Organization, Existence, etc. Vermont Municipal Portfolio is a duly organized series of Calvert Tax-Free Reserves Fund, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the power to carry on its business as it is now being conducted. Currently, Vermont Municipal Portfolio is not qualified to do business as a foreign corporation under the laws of any jurisdiction. Vermont Municipal Portfolio has all necessary federal, state (in particular, the blue sky laws of the State of Vermont) and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. Calvert Tax-Free Reserves Fund, of which Vermont Municipal Portfolio is a series, is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. Vermont Municipal Portfolio has an unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2000, [# OF SHARES] were outstanding, and no shares were held in the treasury of Vermont Municipal Portfolio. All of the outstanding shares of Vermont Municipal Portfolio have been duly authorized and are validly issued, fully paid, and non-assessable. Since Vermont Municipal Portfolio is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Effective Time of the Reorganization.

(d)     Shares  to  be  Issued  Upon Reorganization. Vermont Municipal Portfolio
Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non-assessable.

(e) Authority Relative to this Agreement. Calvert Tax-Free Reserves Fund has the power to enter into the Plan on behalf of its series Vermont Municipal Portfolio and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Trustees of Calvert Tax-Free Reserves Fund and no other proceedings by Calvert Tax-Free Reserves Fund are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. Vermont Municipal Portfolio is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of Calvert Tax-Free Reserves Fund on behalf of its series Vermont Municipal Portfolio, whether or not determined or determinable, other than liabilities disclosed or provided for in Vermont Municipal Portfolio Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2000, or otherwise previously disclosed to the Tax Free Fund of Vermont, none of which has been materially adverse to the business, assets or results of operations of Vermont Municipal Portfolio.

(g) Litigation. To the knowledge of Vermont Municipal Portfolio there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect Vermont Municipal Portfolio or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to the Tax Free Fund of Vermont under which no default exists, Vermont Municipal Portfolio is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Registration Statement. Vermont Municipal Portfolio shall have filed with the Securities and Exchange Commission (the "Commission") a Registration
Statement under the Securities Act of 1933 ("Securities Act") relating to the shares of capital stock of Vermont Municipal Portfolio issuable under this Agreement. At the time the Registration Statement becomes effective, the Registration Statement:

(i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations"), and

(ii) will not contain an untrue statement of material fact or omit to state a material act required to be stated therein or necessary to make the statements therein not misleading.

     Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1, and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information included therein, as amended or supplemented by any amendments or supplements filed by Vermont Municipal Portfolio, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Tax Free Fund of Vermont for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in Section 7(k).

7.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  TAX  FREE  FUND  OF  VERMONT

(a) Organization, Existence, etc. The Tax Free Fund of Vermont is validly existing and in good standing under the laws of the State of Vermont, and has power to carry on its business as it is now being conducted. Currently, the Tax Free Fund of Vermont is not qualified to do business as a foreign corporation under the laws of any jurisdiction. The Tax Free Fund of Vermont has all necessary federal, state and local authorization to own all of its properties and assets and to carry on its business as now being conducted.

(b) Registration as Investment Company. The Tax Free Fund of Vermont is registered under the Act as a no-load, open-end diversified management investment company. Its registration has not been revoked or rescinded and is in full force and effect.

(c) Capitalization. The Tax Free Fund of Vermont has a relatively unlimited number of shares of beneficial interest, no par value, of which as of December 31, 2000, [# OF SHARES] were outstanding, and no shares were held in the treasury of the Tax Free Fund of Vermont. All of the outstanding shares of the Tax Free Fund of Vermont have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Tax Free Fund of Vermont is a series of an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares of the Tax Free Fund of Vermont may change prior to the Effective Date of the Reorganization.

(d) Financial Statements. The financial statements of the Tax Free Fund of Vermont for the year ended December 31, 2000, ("the Tax Free Fund of Vermont Financial Statements"), previously delivered to Vermont Municipal Portfolio, fairly present the financial position of the Tax Free Fund of Vermont as of December 31, 2000, and the results of its operations and changes in its net assets for the year then ended.

(e) Authority Relative to the Plan. The Trust has the power to enter into the Plan on behalf of the Tax Free Fund of Vermont and to carry out its obligations under this Agreement. The execution and delivery of the Plan and the consummation of the transactions contemplated have been duly authorized by the Board of Directors of the Tax Free Fund of Vermont and, except for approval by the holders of its capital stock, no other proceedings by the Tax Free Fund of Vermont are necessary to authorize its officers to effectuate the Plan and the transactions contemplated. The Tax Free Fund of Vermont is not a party to or obligated under any charter, by-law, indenture, or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out the Plan.

(f) Liabilities. There are no liabilities of the Tax Free Fund of Vermont whether or not determined or determinable, other than liabilities disclosed or provided for in the Tax Free Fund of Vermont Financial Statements and liabilities incurred in the ordinary course of business subsequent to December 31, 2000, or otherwise previously disclosed to Vermont Municipal Portfolio, none of which has been materially adverse to the business, assets, or results of operations of the Tax Free Fund of Vermont.

(g) Litigation. To the knowledge of the Tax Free Fund of Vermont there are no claims, actions, suits, or proceedings, pending or threatened, which would adversely affect the Tax Free Fund of Vermont or its assets or business, or which would prevent or hinder consummation of the transactions contemplated by this Agreement.

(h) Contracts. Except for contracts and agreements previously disclosed to Vermont Municipal Portfolio under which no default exists, the Tax Free Fund of Vermont is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit of any kind or nature whatsoever.

(i) Taxes. The federal income tax returns of the Tax Free Fund of Vermont have been filed for all taxable years to and including the taxable year ended December 31, 2000, and all taxes payable pursuant to such returns have been paid. The Tax Free Fund of Vermont has qualified as a regulated investment company under the Internal Revenue Code with respect to each past taxable year of the Tax Free Fund of Vermont since commencement of its operations.

(j) Portfolio Securities. All securities to be listed in the schedule of investments of the Tax Free Fund of Vermont as of the Effective Time of the Reorganization will be owned by the Tax Free Fund of Vermont free and clear of any liens, claims, charges, options, and encumbrances, except as indicated in the schedule. Except as so indicated, none of the securities is, or after the Reorganization as contemplated by this Agreement will be, subject to any legal or contractual restrictions on disposition (including restrictions as to the public offering or sale of the securities under the Securities Act), and all the securities are or will be readily marketable.

(k) Registration Statement. The Tax Free Fund of Vermont will cooperate with Vermont Municipal Portfolio in connection with the Registration Statement referred to in Section 6(i) of this Agreement, and will furnish to Vermont Municipal Portfolio the information relating to the Tax Free Fund of Vermont required by the Securities Act and its Regulations to be set forth in the Registration Statement (including the Prospectus and Statement of Additional Information). At the time the Registration Statement becomes effective, the Registration Statement, insofar as it relates to the Tax Free Fund of Vermont:

(i) will comply in all material respects with the provisions of the Securities Act and its regulations, and

(ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Further, at the time the Registration Statement becomes effective, at the time of the shareholders' meeting referred to in Section 1 and at the Effective Time of the Reorganization, the Prospectus and Statement of Additional Information, as amended or supplemented by any amendments or supplements filed by Vermont Municipal Portfolio, insofar as it relates to the Tax Free Fund of Vermont, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Registration Statement or Prospectus and Statement of Additional Information made in reliance upon and in conformity with information furnished by the Tax Free Fund of Vermont for use in the Registration Statement or Prospectus and Statement of Additional Information as provided in this Section 7(k).

8.     CONDITIONS  TO  OBLIGATIONS  OF  THE  CALVERT  FUND

The obligations of Vermont Municipal Portfolio under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Representations, Warranties, and Agreements. As of the Effective Time of the Reorganization, the Tax Free Fund of Vermont shall have complied with each of its obligations under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Tax Free Fund of Vermont since December 31, 2000. Vermont Municipal Portfolio shall have received a certificate from the Tax Free Fund of Vermont satisfactory in form and substance to Vermont Municipal Portfolio indicating that it has met the terms stated in this Section.

(b) Regulatory Approval. All necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission, and all approvals, registrations, and exemptions under state securities laws (in particular, registration under the blue sky laws of the State of Vermont) considered to be necessary shall have been obtained.

(c) Tax Opinion. Vermont Municipal Portfolio shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Vermont Municipal Portfolio, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to the Tax Free Fund of Vermont and the shareholders of the Tax Free Fund of Vermont. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Tax Free Fund of Vermont in connection with the Reorganization, and on such other written representations as the Tax Free Fund of Vermont and Vermont Municipal Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither the Tax Free Fund of Vermont nor Vermont Municipal Portfolio will recognize any gain or loss upon the transfer of the assets of the Tax Free Fund of Vermont in exchange for Vermont Municipal Portfolio Shares and upon the distribution (whether actual or constructive) of Vermont Municipal Portfolio Shares to its shareholders in exchange for their shares of beneficial interest of the Tax Free Fund of Vermont;

(ii) the shareholders of the Tax Free Fund of Vermont who receive Vermont Municipal Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Tax Free Fund of Vermont for Vermont Municipal Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Vermont Municipal Portfolio Shares received by the Tax Free Fund of Vermont's shareholders will be the same as the basis of the shares of capital stock of the Tax Free Fund of Vermont surrendered in the exchange; and

(iv) the basis of the Tax Free Fund of Vermont's assets acquired by Vermont Municipal Portfolio will be the same as the basis of such assets to the Tax Free Fund of Vermont immediately prior to the Reorganization.

(d) Opinion of Counsel. Vermont Municipal Portfolio shall have received the opinion of counsel for the Tax Free Fund of Vermont, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to Vermont Municipal Portfolio. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Tax Free Fund of Vermont in connection with the Reorganization, and on such other written representations as the Tax Free Fund of Vermont and Vermont Municipal Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein:

(i) The Tax Free Fund of Vermont is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the State of Vermont;

(ii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Directors of the Tax Free Fund of Vermont, and the Plan has been duly executed and delivered by the Tax Free Fund of Vermont and is a valid and binding obligation of the Tax Free Fund of Vermont.

9.     CONDITIONS  TO  OBLIGATIONS  OF  THE  TAX  FREE  FUND  OF  VERMONT

The obligations of the Tax Free Fund of Vermont under this Agreement with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions:

(a) Shareholder Approval. The Plan shall have been approved by the affirmative vote of two thirds of all the votes entitled to be cast on the matter.

(b) Representations, Warranties and, Agreements. As of the Effective Time of the Reorganization, Vermont Municipal Portfolio shall have complied with each of its responsibilities under this Agreement, each of the representations and warranties contained in this Agreement shall be true in all material respects, and there shall have been no material adverse change in the financial condition, results of operations, business, properties, or assets of Vermont Municipal Portfolio since December 31, 2000. As of the Effective Time of the Reorganization, the Tax Free Fund of Vermont shall have received a certificate from Vermont Municipal Portfolio satisfactory in form and substance to the Tax Free Fund of Vermont indicating that it has met the terms stated in this Section.

(c) Regulatory Approval. The Registration Statement referred to in Section 6(i) shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; all necessary orders of exemption under the Act with respect to the transactions contemplated by this Agreement shall have been granted by the Commission; and all approvals, registrations, and exemptions under federal and state laws (in particular, the blue sky laws of the State of Vermont) considered to be necessary shall have been obtained.

(d) Tax Opinion. The Tax Free Fund of Vermont shall have received the opinion of counsel, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Tax Free Fund of Vermont, as to certain of the federal income tax consequences of the Reorganization under the Internal Revenue Code to Vermont Municipal Portfolio and its shareholders. For purposes of rendering its opinion, counsel may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the proxy statement which will be distributed to the shareholders of the Tax Free Fund of Vermont in connection with the Reorganization, and on such other written representations as the Tax Free Fund of Vermont and Vermont Municipal Portfolio, respectively, will have verified as of the Effective Time of the Reorganization. The opinion of counsel will be to the effect that, based on the facts and assumptions stated therein, for federal income tax purposes:

(i) neither the Tax Free Fund of Vermont nor Vermont Municipal Portfolio will recognize any gain or loss upon the transfer of the assets of the Tax Free Fund of Vermont in exchange for Vermont Municipal Portfolio Shares and upon the distribution (whether actual or constructive) of Vermont Municipal Portfolio Shares to its shareholders in exchange for their shares of capital stock of the Tax Free Fund of Vermont;

(ii) the shareholders of the Tax Free Fund of Vermont who receive Vermont Municipal Portfolio Shares pursuant to the Reorganization will not recognize any gain or loss upon the exchange (whether actual or constructive) of their shares of capital stock of the Tax Free Fund of Vermont for Vermont Municipal Portfolio Shares (including any fractional share interests they are deemed to have received) pursuant to the Reorganization;

(iii) the basis of Vermont Municipal Portfolio Shares received by the Tax Free Fund of Vermont's shareholders will be the same as the basis of the shares of capital stock of the Tax Free Fund of Vermont surrendered in the exchange; and

(iv) the basis of the Tax Free Fund of Vermont assets acquired by Vermont Municipal Portfolio will be the same as the basis of such assets to the Tax Free Fund of Vermont immediately prior to the Reorganization.

(e) Opinion of Counsel. The Tax Free Fund of Vermont shall have received the opinion of counsel for Vermont Municipal Portfolio, dated the Effective Time of the Reorganization, addressed to and in form and substance satisfactory to the Tax Free Fund of Vermont, to the effect that:

(i) Calvert Tax-Free Reserves Fund is an open-end management company registered under the Securities Act of 1933 and the Investment Company Act of 1940, and is duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts and the blue sky laws of the State of Vermont;

(ii)     Vermont  Municipal  Portfolio  is a series of Calvert Tax-Free Reserves
Fund;

(iii) The Agreement and Plan of Reorganization and the execution and filing of the Plan have been duly authorized and approved by all requisite action by the Board of Trustees of Calvert Tax-Free Reserves Fund, and the Plan has been duly executed and delivered by Vermont Municipal Portfolio and is a valid and binding obligation of Calvert Tax-Free Reserves Fund and its series, Vermont Municipal Portfolio;

(iv) Vermont Municipal Portfolio shares to be issued pursuant to the Reorganization have been duly authorized and upon issuance thereof in accordance with the Plan will be validly issued, fully paid and non-assessable shares of beneficial interest of Vermont Municipal Portfolio.

10. AMENDMENTS, TERMINATIONS, NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS

(a) The parties hereto may, by agreement in writing authorized by the Board of Trustees/Directors of either party, amend the Plan at any time before or after approval of the Plan by shareholders of the Tax Free Fund of Vermont, but after such approval, no amendment shall be made that substantially changes the terms of this Agreement.

(b) At any time prior to the Effective Time of the Reorganization, any of the parties may by written instrument signed by it: (i) waive any inaccuracies in the representations and warranties made pursuant to this Agreement, and (ii) waive compliance with any of the covenants or conditions made for its benefit pursuant to this Agreement.

(c) The Tax Free Fund of Vermont may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to Vermont Municipal Portfolio if: (i) a material condition to its performance under this Agreement or a material covenant of Vermont Municipal Portfolio contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or (ii) a material default or material breach of the Plan is made by Vermont Municipal Portfolio.

(d) Vermont Municipal Portfolio may terminate the Plan at any time prior to the Effective Time of the Reorganization by notice to the Tax Free Fund of Vermont if: (i) a material condition to its performance under this Agreement or a material covenant of the Tax Free Fund of Vermont contained in this Agreement is not fulfilled on or before the date specified for the fulfillment thereof, or
(ii) a material default or material breach of the Plan is made by the Tax Free Fund of Vermont.

(e) The Plan may be terminated by either party at any time prior to the Effective Time of the Reorganization upon notice to the other party, whether before or after approval by the shareholders of the Tax Free Fund of Vermont, without liability on the part of either party hereto or its respective directors, officers, or shareholders, and shall be terminated without liability as of the close of business on September 3, 2001, if the Effective Time of the Reorganization is not on or prior to such date.

(f) No representations, warranties, or covenants in or pursuant to the Plan shall survive the Reorganization.

(g) All notices and other communications under this Agreement shall be: (i) in writing, (ii) delivered by hand, by registered or certified mail, return receipt requested, by overnight delivery service or by facsimile transmission to the address or facsimile number set forth below or such address of facsimile number as either party shall specify by a written notice to the other; and (iii) deemed given upon receipt.

(i)  Notice  to  Calvert:     Calvert  Group,  Ltd.
     4550  Montgomery  Avenue
     Suite  1000N
     Bethesda,  MD  20814
     Attn:  General  Counsel
     Fax  #:  301-657-7014

(ii)  Notice  to  TFFV:     Tax  Free  Fund  of  Vermont
     87  North  Main  Street
     Rutland,  VT  05701
                         Attn:  ________________
                         Fax  #:  _______________

11.     EXPENSES

Calvert Asset Management Company, Inc., investment advisor to the CTFR Vermont Municipal Portfolio, has agreed to pay for the cost of printing and up to an aggregate of $7,500 to the Tax Free Fund of Vermont and its investment advisor, Independent Fund Advisors of Vermont, Inc., to cover those expenses incurred pursuant to the reorganization.

12.     GENERAL

This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Plan between the parties and may not be changed or terminated orally. The Plan may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each party and delivered to each of the parties hereto. The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan. Nothing in the Plan, expressed or implied, is intended to confer upon any other person any rights or remedies by reason of the Plan.


     IN WITNESS WHEREOF, the Tax Free Fund of Vermont and Vermont Municipal Portfolio have caused the Plan to be executed on their behalf by their respective Chairman, President, or a Vice President, and their seals to be affixed hereto and attested by their respective Secretary or Assistant Secretary, all as of the day and year first above written, and to be delivered as required.

(SEAL)                    TAX  FREE  FUND  OF  VERMONT,  INC.

Attest:

By:     ______________________     By:     _______________________________
                         Name:  _______________________________
     Title:  ________________________________


(SEAL)                    CALVERT  TAX-FREE  RESERVES  FUND

Attest:

By:     _____________________     By:     _______________________________
                                    Name:  Barbara  J.  Krumsiek
     Title:     President

                         Calvert Tax-Free Reserves Fund
                       STATEMENT OF ADDITIONAL INFORMATION

                                  July __, 2001

                        Acquisition of the Assets of the
                            Tax Free Fund of Vermont

                       4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


                        By and In Exchange for Shares of

                           Vermont Municipal Portfolio
                (a series of the Calvert Tax-Free Reserves Fund)
                       4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


     This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of the Tax Free Fund of Vermont, Inc. in exchange for shares of the Calvert Tax-Free Reserves Fund Vermont Municipal Portfolio, consists of this cover page, the Pro Forma Financial Information, and the Statement of Additional Information of the Calvert Tax-Free Reserves Fund Vermont Municipal Portfolio, dated April 30, 2001, attached hereto and incorporated by reference.

     This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated July __, 2001, relating to the above-referenced matter may be obtained from Calvert, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement.

The Prospectus and Statement of Additional Information of the Tax Free Fund of Vermont, Inc. are hereby incorporated by reference and are dated March 15, 2001. You may obtain copies by calling or writing Tax Free Fund of Vermont Tax Free Fund of Vermont, Inc., 87 North Main Street, Rutland, Vermont 05701, or by calling toll-free at (800) 675-3333 or in Rutland at 802-773-0674.

     The  date  of  this  Statement  of Additional Information is July __, 2001.

                            CALVERT TAX-FREE RESERVES
                               Long-Term Portfolio
                           Vermont Municipal Portfolio

                          CALVERT MUNICIPAL FUND, INC.
                  Calvert National Municipal Intermediate Fund
                 Calvert California Municipal Intermediate Fund
                4550 Montgomery Avenue, Bethesda, Maryland 20814

                       Statement of Additional Information
                                 April 30, 2001

     New  Account     (800)  368-2748     Shareholder
     Information:     (301)  951-4820     Services:     (800)  368-2745
     Broker           (800)  368-2746     TDD  for  the  Hearing-
     Services:        (301)  951-4850     Impaired:     (800)  541-1524

     This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the appropriate Portfolio or Fund Prospectus, dated April 30, 2001 (collectively, the Portfolios and Funds are referred to as "Portfolios") Each Portfolio's audited financial statement, included in its most recent Annual Report to Shareholders, is expressly incorporated by reference, and made a part of this SAI. The prospectus and the most recent shareholder report may be obtained free of charge by writing the Portfolio at the above address or calling the Portfolio, or by visiting our website at www.calvert.com.


                                TABLE OF CONTENTS

Investment  Policies  and  Risks              2
Investment  Restrictions                      10
Purchases  and  Redemptions  of  Shares       10
Dividends,  Distributions  and  Tax  Matters  11
Valuation  of  Shares                         12
Calculation  of  Yield  and  Total  Return    13
Advertising                                   15
Trustees/Directors  and  Officers             15
Investment  Advisor                           19
Administrative  Services  Agent               20
Transfer  and  Shareholder  Servicing  Agents 20
Independent  Accountants  and  Custodians     21
Method  of  Distribution                      21
Portfolio  Transactions                       23
Personal  Securities  Transactions            24
General  Information  24
Control  Persons  and  Principal  Holders
  of  Securities                              25
Appendix                                      27

                                     ------
                          Investment Policies and Risks
                          -----------------------------

     A complete explanation of municipal obligations and municipal bond and note ratings is set forth in the Appendix.

Variable  Rate  Obligations  and  Demand  Notes
     The Portfolios may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of the invested Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio's investments and of their shares.
     The Portfolios may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, a bank letter of credit or other liquidity facility may support the note.
     The Board of Trustees/Directors has approved investments in floating and variable rate demand notes upon the following conditions: the Portfolio has right of demand, upon notice not to exceed thirty days, against the issuer to receive payment; the issuer will be able to make payment upon such demand, either from its own resources or through an unqualified commitment from a third party; and the rate of interest payable is calculated to ensure that the market value of such notes will approximate par value on the adjustment dates. The remaining maturity of such demand notes is deemed the period remaining until such time as the Portfolio can recover the principal through demand.

Municipal  Leases
     The Portfolios may invest in municipal leases, or structured instruments where the underlying security is a municipal lease. A municipal lease is an obligation of a government or governmental authority, not subject to voter approval, used to finance capital projects or equipment acquisitions and payable through periodic rental payments. The Portfolios may purchase unrated leases. There are additional risks inherent in investing in this type of municipal security. Unlike municipal notes and bonds, where a municipality is obligated by law to make interest and principal payments when due, funding for lease payments needs to be appropriated each fiscal year in the budget. It is possible that a municipality will not appropriate funds for lease payments. The Advisor considers risk of cancellation in its investment analysis. The Fund's Advisor, under the supervision of the Board of Trustees/Directors, is responsible for determining the credit quality of such leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled. Certain municipal leases may be considered illiquid and subject to the Portfolio's limit on illiquid securities. The Board of Trustees/Directors has directed the Advisor to treat a municipal lease as a liquid security if it satisfies the following conditions: (A) such treatment must be consistent with the Portfolio's investment restrictions; (B) the Advisor should be able to conclude that the obligation will maintain its liquidity throughout the time it is held by the Portfolio, based on the following factors: (1) whether the lease may be terminated by the lessee; (2) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (3) the lessee's general credit strength (e.g., its debt, administrative, economic and financial characteristics and prospects); (4) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations (e.g., the potential for an "event of nonappropriation"), and (5) any credit enhancement or legal recourse provided upon an event of nonappropriation or other termination of the lease; and (C) the Advisor should determine whether the obligation can be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued it for purposes of calculating the Portfolio's net asset value, taking into account the following factors: (1) the frequency of trades and quotes; (2) the volatility of quotations and trade prices; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer); (6) the rating of the security and the financial condition and prospects of the issuer; and (7) other factors relevant to the Portfolio's ability to dispose of the security.

Obligations  with  Puts  Attached
     The Portfolios may purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can acquire at the same time the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "put." Unconditional puts are readily exercisable in the event of a default in payment of principal or interest on the underlying securities.

Temporary  Investments
     From time to time for liquidity purposes or pending the investment of the proceeds of the sale of Portfolio shares, the Portfolios may invest in and derive up to 20% of their income from taxable obligations of the U.S. Government, its agencies and instrumentalities. Interest earned from such taxable investments will be taxable to investors as ordinary income unless the investors are otherwise exempt form taxation.
     The Portfolio intends to minimize taxable income through investment, when possible, in short-term tax-exempt securities. To minimize taxable income, the Portfolio may also hold cash which is not earning income.

Repurchase  Agreements
     The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolio buys a security, and the seller simultaneously agrees to repurchase the security at a specified time and price reflecting a market rate of interest. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than they could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor. In addition, the Portfolio will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse  Repurchase  Agreements
     The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolio intends to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolio does not intend to borrow for leverage purposes. The Portfolio will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.
     During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated account an amount of cash, US Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.
     The Portfolio's use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Portfolio's Board of Trustees/Directors. In addition, the Portfolio bears the risk that the market value of the securities it sold may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

When-Issued  Purchases
     New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolios will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.
     Securities purchased on a when-issued basis and the securities held in a Portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in both changing in value in the same way, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher interest income, the Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets may vary.
     When the time comes to pay for when-issued securities, the Portfolio will meet its obligations from then available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Portfolio's payment obligation). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital losses and capital gains which are not exempt from federal income tax. When issued securities do not earn income until they have in fact been issued.
     When the Portfolio purchases a when-issued security, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account so that the amount so segregated equals the market value of the when-issued purchase, thereby ensuring the transaction is unleveraged.

Non-Investment  Grade  Debt  Securities
     Non-investment grade debt securities are lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's, known as "junk bonds." These securities have moderate to poor protection of principal and interest payments and have speculative characteristics. See Appendix for a description of the ratings. The Portfolio considers a security to be investment grade if it has received an investment grade rating from at least one nationally recognized statistical rating organization (NRSRO), or is an unrated security of comparable quality. Currently, there are four NRSROs.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.
     The quality limitation set forth in the Portfolio's investment policy is determined immediately after the Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy.
     When purchasing non-investment grade debt securities, rated or unrated, the Advisor prepares its own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Derivatives
     The Portfolios can use various techniques to increase or decrease their exposure to changing security prices, interest rates, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts and leveraged notes, entering into swap agreements, and purchasing indexed securities. The Portfolio can use these practices either as substitution or as protection against an adverse move in the Portfolio to adjust the risk and return characteristics of the Portfolio. If the Advisor judges market conditions incorrectly or employs a strategy that does not correlate well with a Portfolio's investments, or if the counterparty to the transaction does not perform as promised, these techniques could result in a loss. These techniques may increase the volatility of a Portfolio and may involve a small investment of cash relative to the magnitude of the risk assumed. Derivatives are often illiquid.

Options  and  Futures  Contracts
     The Portfolios may, in pursuit of its respective investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities and employ a variety of other investment techniques such as interest rate futures contracts, and options on such futures, as described more fully below.
     The Portfolios may engage in such transactions only to hedge the existing positions in the Portfolio. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.
     The Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. The Portfolio may write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

Put and Call Options. The Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges. The Portfolio will purchase such options only to hedge against changes in the value of securities the Portfolio hold and not for the purposes of speculation or leverage. By buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.
     The Portfolio may purchase call options on securities which it may intend to purchase or as an interest rate hedge. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase or in the level of market interest rates. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

Covered Options. The Portfolio may write only covered options on securities in standard contracts traded on national securities exchanges. This means that, in the case of call options, so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.
     When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser however will cause the Portfolio to forego future appreciation of the securities covered by the option.
     When a Portfolio writes a covered put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price. However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security falls below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.
     The Portfolio may purchase securities which may be covered with call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolio. The Portfolio's turnover may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.
     Risks Related to Options Transactions. The Portfolio can close out its respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although the Portfolio intends to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolio from closing an options position, which could impair the Portfolio's ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

Transactions  in  Futures  Contracts
     The Portfolios may engage in the purchase and sale of futures contracts on an index of municipal bonds or on U.S. Treasury securities, or options on such futures contracts, for hedging purposes only. The Portfolio may sell such futures contracts in anticipation of a decline in the cost of municipal bonds it holds or may purchase such futures contracts in anticipation of an increase in the value of municipal bonds the Portfolio intends to acquire. The Portfolio also is authorized to purchase and sell other financial futures contracts which in the opinion of the Investment Advisor provide an appropriate hedge for some or all of the Portfolio's securities.
     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. Because the Portfolio will engage in the purchase and sale of financial futures contracts solely for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Portfolio or decreases in the price of securities the Portfolio intends to acquire.
     Municipal bond index futures contracts commenced trading in June 1985, and it is possible that trading in such futures contracts will be less liquid than that in other futures contracts. The trading of futures contracts and options thereon is subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.
     The liquidity of a secondary market in futures contracts may be further adversely affected by "daily price fluctuation limits" established by contract markets, which limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices of existing contracts have in the past moved the daily limit on a number of consecutive trading days. The Portfolio will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.
     The successful use of transactions in futures contracts and options thereon depends on the ability of the Investment Advisor to correctly forecast the direction and extent of price movements of these instruments, as well as price movements of the securities held by the Portfolio within a given time frame. To the extent these prices remain stable during the period in which a futures or option contract is held by the Portfolio, or move in a direction opposite to that anticipated, the Portfolio may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of the Portfolio's securities. As a result, the Portfolio's total return for such period may be less than if it had not engaged in the hedging transaction.

Description  of  Financial  Futures  Contracts
     Futures Contracts. A futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument called for in the contract or, in some instances, to make a cash settlement, at a specified future time for a specified price. Although the terms of a contract call for actual delivery or acceptance of securities, or for a cash settlement, in most cases the contracts are closed out before the delivery date without the delivery or acceptance taking place. The Portfolio intends to close out its futures contracts prior to the delivery date of such contracts.
     The Portfolios may sell futures contracts in anticipation of a decline in the value of its investments in municipal bonds. The loss associated with any such decline could be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads and will typically reduce the Portfolio's average yields as a result of the shortening of maturities.
     The purchase or sale of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Portfolio's futures commission merchant and the relevant contract market, which varies but is generally about 5% or less of the contract amount, must be deposited with the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.
     The sale of financial futures contracts provides an alternative means of hedging the Portfolio against declines in the value of its investments in municipal bonds. As such values decline, the value of the Portfolio's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Portfolio's fixed income investments which are being hedged. While the Portfolio will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed income securities. In addition, the ability of the Portfolio to trade in the standardized contracts available in the futures market may offer a more effective hedging strategy than a program to reduce the average maturing of portfolio securities, due to the unique and varied credit and technical characteristics of the municipal debt instruments available to the Portfolio. Employing futures as a hedge may also permit the Portfolio to assume a hedging posture without reducing the yield on its investments, beyond any amounts required to engage in futures trading.
     The Portfolios may engage in the purchase and sale of futures contracts on an index of municipal securities. These instruments provide for the purchase or sale of a hypothetical portfolio of municipal bonds at a fixed price in a stated delivery month. Unlike most other futures contracts, however, a municipal bond index futures contract does not require actual delivery of securities but results in a cash settlement based upon the difference in value of the index between the time the contract was entered into and the time it is liquidated.
     The municipal bond index underlying the futures contracts traded by the Portfolio is The Bond Buyer Municipal Bond Index, developed by The Bond Buyer and the Chicago Board of Trade ("CBT"), the contract market on which the futures contracts are traded. As currently structured, the index is comprised of 40 tax-exempt term municipal revenue and general obligation bonds. Each bond included in the index must be rated either A- or higher by Standard & Poor's or A or higher by Moody's Investors Service and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues will be deleted from, the index. The value of the index is computed daily according to a formula based upon the price of each bond in the index, as evaluated by four dealer-to-dealers brokers.
     The Portfolio may also purchase and sell futures contracts on U.S. Treasury bills, notes and bonds for the same types of hedging purposes. Such futures contracts provide for delivery of the underlying security at a specified future time for a fixed price, and the value of the futures contract therefore generally fluctuates with movements in interest rates.
     The municipal bond index futures contract, futures contracts on U.S. Treasury securities and options on such futures contracts are traded on the CBT, which, like other contract markets, assures the performance of the parties to each futures contract through a clearing corporation, a nonprofit organization managed by the exchange membership, which is also responsible for handling daily accounting of deposits or withdrawals of margin.
     The Portfolio may also purchase financial futures contracts when it is not fully invested in municipal bonds in anticipation of an increase in the cost of securities the Portfolio intends to purchase. As such securities are purchased, an equivalent amount of futures contracts will be closed out. In a substantial majority of these transactions, the Portfolio will purchase municipal bonds upon termination of the futures contracts. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of securities. Nevertheless, all purchases of futures contracts by the Portfolio will be subject to certain restrictions, described below.
     Options on Futures Contracts. An option on a futures contract provides the purchaser with the right, but not the obligation, to enter into a long position in the underlying futures contract (that is, purchase the futures contract), in the case of a "call" option, or a short position (sell the futures contract), in the case of a "put" option, for a fixed price up to a stated expiration date. The option is purchased for a non-refundable fee, known as the "premium." Upon exercise of the option, the contract market clearing house assigns each party to the option an opposite position in the underlying futures contract. In the event of exercise, therefore, the parties are subject to all of the risks of futures trading, such as payment of initial and variation margin. In addition, the seller, or "writer," of the option is subject to margin requirements on the option position. Options on futures contracts are traded on the same contract markets as the underlying futures contracts.
     The Portfolio may purchase options on futures contracts for the same types of hedging purposes described above in connection with futures contracts. For example, in order to protect against an anticipated decline in the value of securities it holds, the Portfolio could purchase put options on futures contracts, instead of selling the underlying futures contracts. Conversely, in order to protect against the adverse effects of anticipated increases in the costs of securities to be acquired, the Portfolio could purchase call options on futures contracts, instead of purchasing the underlying futures contracts. The Portfolio generally will sell options on futures contracts only to close out an existing position.
     The Portfolio will not engage in transactions in such instruments unless and until the Investment Advisor determines that market conditions and the circumstances of the Portfolio warrant such trading. To the extent the Portfolio engages in the purchase and sale of futures contracts or options thereon, it will do so only at a level which is reflective of the Investment Advisor's view of the hedging needs of the Portfolio, the liquidity of the market for futures contracts and the anticipated correlation between movements in the value of the futures or option contract and the value of securities held by the Portfolio.
     Restrictions on the Use of Futures Contracts and Options on Futures Contracts. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Portfolio being deemed to be a "commodity pool," as defined under such regulations, provided that certain trading restrictions are adhered to. In particular, CFTC regulations require that all futures and option positions entered into by the Portfolio qualify as bona fide hedge transactions, as defined under CFTC regulations, or, in the case of long positions, that the value of such positions not exceed an amount of segregated funds determined by reference to certain cash and securities positions maintained by the Portfolio and accrued profits on such positions. In addition, the Portfolio may not purchase or sell any such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing futures positions would exceed 5% of the market value of its net assets.
     When the Portfolio purchases a futures contract, it will maintain an amount of cash, cash equivalents (for example, commercial paper and daily tender adjustable notes) or short-term high-grade fixed income securities in a segregated account so that the amount so segregated plus the amount of initial and variation margin held in the account of its broker equals the market value of the futures contract, thereby ensuring the use of such futures is unleveraged.
     Risk Factors in Transactions in Futures Contracts. The particular municipal bonds comprising the index underlying the municipal bond index futures contract may vary from the bonds held by the Portfolio. In addition, the securities underlying futures contracts on U.S. Treasury securities will not be the same as securities held by the Portfolio. As a result, the Portfolio's ability effectively to hedge all or a portion of the value of its municipal bonds through the use of futures contracts will depend in part on the degree to which price movements in the index underlying the municipal bond index futures contract, or the U.S. Treasury securities underlying other futures contracts trade, correlate with price movements of the municipal bonds held by the Portfolio.
     For example, where prices of securities in the Portfolio do not move in the same direction or to the same extent as the values of the securities or index underlying a futures contract, the trading of such futures contracts may not effectively hedge the Portfolio's investments and may result in trading losses. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Portfolio's investments as compared to those comprising the index, and general economic or political factors. In addition, the correlation between movements in the value of the index underlying a futures contract may be subject to change over time, as additions to and deletions from the index alter its structure. In the case of futures contracts on U.S. Treasury securities and options thereon, the anticipated correlation of price movements between the U.S. Treasury securities underlying the futures or options and municipal bonds may be adversely affected by economic, political, legislative or other developments that have a disparate impact on the respective markets for such securities. In the event that the Investment Advisor determines to enter into transactions in financial futures contracts other than the municipal bond index futures contract or futures on U.S. Treasury securities, the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of municipal bonds held by the Portfolio may be greater.
     The trading of futures contracts on an index also entails the risk of imperfect correlation between movements in the price of the futures contract and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as margin requirements, liquidity and the participation of speculators in the futures markets. The risk of imperfect correlation, however, generally diminishes as the delivery month specified in the futures contract approaches.
     Prior to exercise or expiration, a position in futures contracts or options thereon may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Portfolio will enter into a futures or option position only if there appears to be a liquid secondary market therefor, although there can be no assurance that such a liquid secondary market will exist for any particular contract at any specific time. Thus, it may not be possible to close out a position once it has been established. Under such circumstances, the Portfolio could be required to make continuing daily cash payments of variation margin in the event of adverse price movements. In such situation, if the Portfolio has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to perform under the terms of the futures or option contracts it holds. The inability to close out futures or options positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio.
     When the Portfolio purchases an option on a futures contract, its risk is limited to the amount of the premium, plus related transaction costs, although this entire amount may be lost. In addition, in order to profit from the purchase of an option on a futures contract, the Portfolio may be required to exercise the option and liquidate the underlying futures contract, subject to the availability of a liquid secondary market. The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option, although the risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.
     "Trading Limits" or "Position Limits" may also be imposed on the maximum number of contracts which any person may hold at a given time. A contract market may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Investment Advisor does not believe that trading limits will have any adverse impact on the strategies for hedging the Portfolio's investments.
     Further, the trading of futures contracts is subject to the risk of the insolvency of a brokerage firm or clearing corporation, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.
     In addition to the risks of imperfect correlation and lack of a liquid secondary market for such instruments, transactions in futures contracts involve risks related to leveraging and the potential for incorrect forecasts of the direction and extent of interest rate movements within a given time frame.


                             Investment Restrictions
                             -----------------------

FUNDAMENTAL  INVESTMENT  RESTRICTIONS
     The Portfolios have adopted the following fundamental investment restrictions. These restrictions cannot be changed without the approval of the holders of a majority of the outstanding shares of the respective Portfolio. No Portfolio may:

(1) Make any investment inconsistent with its classification as a nondiversified investment company under the 1940 Act.
(2) Concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby or domestic bank money market instruments).
(3) Issue senior securities or borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 33 1/3% of the value of its total assets or as permitted by law and except by engaging in reverse repurchase agreements, where allowed. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolios may pledge, mortgage or hypothecate its assets.
(4) Underwrite the securities of other issuers, except as allowed by law or to the extent that the purchase of municipal obligations in accordance with its investment objective and policies, either directly from the issuer, or from an underwriter for an issuer, may be deemed an underwriting.
(5) Invest directly in commodities or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.
(6) Make loans, other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities, or as permitted by law. The purchase of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.

NONFUNDAMENTAL  INVESTMENT  RESTRICTIONS
     The Board of Trustees/Directors has adopted the following nonfundamental investment restrictions. A nonfundamental investment restriction can be changed by the Board at any time without a shareholder vote.
(1) Each Portfolio may not purchase common stocks, preferred stocks, warrants, or other equity securities.
(2) Each Portfolio does not intend to make any purchases of securities if borrowing exceeds 5% of its total assets.
(3) Each Portfolio may not sell securities short, purchase securities on margin, or write or purchase put or call options, except as permitted in connection with transactions in futures contracts and options thereon. The Portfolio reserve the right to purchase securities with puts attached or with demand features.
(4) The Portfolios may not invest more than 35% of net assets in non-investment grade debt securities. The Portfolios do not intend to purchase more than 15% of non-investment grade debt securities.
(5) The Portfolios may not purchase illiquid securities if more than 15% of the value of the Portfolio's net assets would be invested in such securities.
(6) Long-Term only: Though nondiversified, the Portfolio does not intend to purchase more than 15% of assets in any one issuer.
(7) Each Portfolio may not purchase or sell a futures contract or an option thereon if immediately thereafter, the sum of the amount of initial margin deposits on futures and premiums on such options would exceed 5% of the Portfolio's total assets, based on net premium payments.
(8) Each Portfolio may not invest in puts or calls on a security, including straddles, spreads, or any combination, if the value of that option premium, when aggregated with the premiums on all other options on securities held by the Portfolio, exceeds 5% of the Portfolio's total assets.

                       Purchases and Redemptions of shares
                       -----------------------------------

     Share certificates will not be issued unless requested in writing by the investor. No charge will be made for share certificate requests. If share certificates have been issued, then the certificate must be delivered to the Fund's transfer agent with any redemption request. This could result in delays. If the certificates have been lost, the shareholder will have to pay to post an indemnity bond in case another person later presents the original certificates. No certificates will be issued for fractional shares.
     The Fund has filed a notice under rule 18f-1 with the Commission. The notice states that the Fund may honor redemptions that, during any 90-day period, exceed $250,000 or 1% of the net assets value of the Fund, whichever is less, by redemption-in-kind (distributions of a pro rata share of the portfolio securities, rather than cash.) See the prospectus for more details on purchases and redemptions.

                    Dividends, Distributions and Tax Matters
                    ----------------------------------------

     The Portfolios intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. If for any reason a Portfolio should fail to qualify, it would be taxed as a corporation rather than passing through its income and gains to shareholders.
     The Portfolios declare and pay monthly dividends of net income to shareholders of record as of the close of business on each designated monthly record date. Net investment income consists of the interest income earned on investments (adjusted for amortization of original issue discounts or premiums or market premiums), less estimated expenses.
     Dividends are automatically reinvested at net asset value in additional shares. Capital gains, if any, are normally paid once a year and will be automatically reinvested at net asset value in additional shares, unless you choose otherwise. The Portfolios do not intend to make any such distributions unless available capital loss carryovers, if any, have been used or have expired. The capital loss carryforwards as of December 31, 2000 were as follows:

                            2000
Long-Term                  $1,095,959
Vermont                    $39,661
National                   $905,029
California                 $618,228

     Shareholders may elect to have their dividends and distributions paid out monthly in cash. Shareholders may also request to have dividends and distributions from the Portfolio invested in shares of any other Calvert Fund without a sales charge.
     The Portfolio's dividends of net investment income constitute exempt-interest dividends on which shareholders are not generally subject to federal income tax; or for the state - specific Portfolios, to their respective state income tax. However, under the Act, dividends attributable to interest on certain private activity bonds must be included in federal alternative minimum taxable income for the purpose of determining liability (if any) for individuals and for corporations. The Portfolio's dividends derived from taxable interest and distributions of net short-term capital gains whether taken in cash or reinvested in additional shares, are taxable to shareholders as ordinary income and do not qualify for the dividends received deduction for corporations.
     A shareholder may also be subject to state and local taxes on dividends and distributions from the Portfolio. The Portfolio will notify shareholders annually about the federal tax status of dividends and distributions paid by the Portfolio and the amount of dividends withheld, if any, during the previous year.
     The Code provides that interest on indebtedness incurred or continued in order to purchase or carry shares of a regulated investment company which distributes exempt-interest dividends during the year is not deductible. Furthermore, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of the Portfolio. "Substantial user" is generally defined as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of private activity bonds.
     The Portfolio is required to withhold 31% of any long-term capital gain dividends and 31% of each redemption transaction occurring in the Portfolio if:
(a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided, or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalties of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Code because of underreporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on capital gain dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been underreporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.
     In addition the Portfolio is required to report to the Internal Revenue Service the following information with respect to redemption transactions in the
Portfolio: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) the Portfolio's identifying CUSIP number.
     Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; and foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Portfolio for further information.

                                     ------
                               Valuation of Shares
                               -------------------

     Each Portfolio's assets are normally valued utilizing the average bid dealer market quotation as furnished by an independent pricing service. Securities and other assets for which market quotations are not readily available are valued based on the current market for similar securities or assets, as determined in good faith by the Portfolio's Advisor under the supervision of the Board of Trustees/Directors. The Portfolio determines the net asset value of its shares every business day at the close of the regular session of the New York Stock Exchange (generally, 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolio does not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Net  Asset  Value  and  Offering  Price  Per  Share  as  of  December  31, 2000:
Long-Term  Net  asset  value  per  share
      ($52,517,053/3,189,803  shares)           $16.46
      Maximum  sales  charge
      (3.75%  of  offering  price)                 .64
      Offering  price  per  share               $17.10

Vermont     Net  asset  value  per  share
     ($48,067,290/3,067,806  shares)            $15.67
     Maximum  sales  charge
     (3.75%  of  offering  price)                  .61
     Offering  price  per  share                $16.28

National
     Net  asset  value  per  share
     ($72,104,073/6,774,083  shares)            $10.64
     Maximum  sales  charge
     (2.75%  of  offering  price)                  .30
     Offering  price  per  share                $10.94

California
     Net  asset  value  per  share
     ($27,592,374/2,584,076  shares)            $10.68
     Maximum  sales  charge
     (2.75%  of  offering  price)                  .30
     Offering  price  per  share                $10.98

                      Calculation of Yield and Total Return
                      -------------------------------------

     From time to time, the Portfolios advertise their "total return." Total return is calculated separately for each class. Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, five-year period and ten-year. Total return quotations for periods in excess of one year represent the average annual total return for the period included in the particular quotation. Total return is a computation of the Portfolio's dividend yield plus or minus realized or unrealized capital appreciation or depreciation, less fees and expenses. All total return quotations reflect the deduction of the Portfolio's maximum sales charge, except quotations of "return without maximum load," which do not deduct the sales charge, and "actual return," which reflect deduction of the sales charge only for those periods when a sales charge was actually imposed. Thus, in the formula below, for return without maximum load, P = the entire $1,000 hypothetical initial investment and does not reflect the deduction of any sales charge; for actual return, P = a hypothetical initial investment of $1,000 less any sales charge actually imposed at the beginning of the period for which the performance is being calculated. Note: "Total Return" as quoted in the Financial Highlights section of the Fund's Prospectus and Annual Report to Shareholders, however, per SEC instructions, does not reflect deduction of the sales charge, and corresponds to "return without maximum load" or "at NAV" as referred to herein. Return without maximum load should be considered only by investors, such as participants in certain pension plans, to whom the sales charge does not apply, or for purposes of comparison only with comparable figures which also do not reflect sales charges, such as Lipper averages. Total return is computed according to the following formula:

                                 P(1 +T)n = ERV

where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of such periods (or portions thereof if applicable).

Returns  for  the  periods  indicated  as  of  December 31, 2000 are as follows:

               With Max. Load            W/O Max. Load
Long-Term
One  Year        8.66%                    12.93%
Five  Years      3.99%                     4.78%
Ten  Years       6.30%                     6.71%

Vermont
One  Year        5.97%                    10.09%
Five  Years      3.56%                     4.36%
From  Inception  5.68%                     6.09%
(4/01/91)

National
One  Year        6.74%                     9.91%
Five  Years      4.28%                     4.86%
From  Inception  5.35%                     5.70%
(9/30/92)

California
One  Year        6.82%                     9.88%
Five  Years      4.20%                     4.79%
From  Inception  5.14%                     5.48%
(5/29/92)

     The Portfolio also advertises, from time to time, its "yield" and "tax equivalent yield." As with total return, both yield figures are historical and are not intended to indicate future performance. "Yield" quotations for each class refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period (so that the effect of the sales charge is included in the calculation), compounded on a "bond equivalent," or semi-annual, basis. The Portfolio's yield is computed according to the following formula:

                           Yield = 2[(a-b/cd)+1)6 - 1]

where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.
     The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the Portfolio's yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed per class by taking the portion of the class' yield exempt from regular federal income tax and multiplying the exempt yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement.

For  the  thirty-day  period  ended  December  31,  2000,  the  yields  were:

        SEC  30 -DAY
         YIELD         TAX-EQUIVALENT                     TAX-EQUIVALENT
                       YIELD                              YIELD
                     (ASSUMES  36%  FEDERAL  BRACKET)  (ASSUME  39.6%  BRACKET)
LONG-TERM   4.15%     6.48%                                6.87%
VERMONT     4.17%     6.52%                                6.90%
NATIONAL    4.11%     6.42%                                6.80%
CALIFORNIA  3.54%     5.53%                                5.86%

                                   Advertising
                                   -----------

     The Fund or its affiliates may provide information such as, but not limited to, the economy, investment climate, investment principles, sociological conditions and political ambiance. Discussion may include hypothetical scenarios or lists of relevant factors designed to aid the investor in determining whether the Fund is compatible with the investor's goals. The Fund may list portfolio holdings or give examples or securities that may have been considered for inclusion in the Portfolio, whether held or not.
     The Fund or its affiliates may supply comparative performance data and rankings from independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Wiesenberger Investment Companies Service, Russell 2000/Small Stock Index, Mutual Fund Values Morningstar Ratings, Mutual Fund Forecaster, Barron's, The Wall Street Journal, and Schabacker Investment Management, Inc. Such averages generally do not reflect any front- or back-end sales charges that may be charged by Funds in that grouping. The Fund may also cite to any source, whether in print or on-line, such as Bloomberg, in order to acknowledge origin of information. The Fund may compare itself or its portfolio holdings to other investments, whether or not issued or regulated by the securities industry, including, but not limited to, certificates of deposit and Treasury notes. The Fund, its Advisor, and its affiliates reserve the right to update performance rankings as new rankings become available.
     Calvert Group is the nation's leading family of socially responsible mutual funds, both in terms of socially responsible mutual fund assets under management, and number of socially responsible mutual fund portfolios offered (source: Social Investment Forum, December 31, 2000). Calvert Group was also the first to offer a family of socially responsible mutual fund portfolios.

                         trustees/directors and officers
                         -------------------------------

     The Fund's Board of Trustees/Directors supervises the Fund's activities and reviews its contracts with companies that provide it with services.

     RICHARD L. BAIRD, JR., Trustee/Director. Mr. Baird is Executive Vice President for the Family Health Council, Inc. in Pittsburgh, Pennsylvania, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services. Mr. Baird is a Trustee/Director of each of the investment companies in the Calvert Group of Funds, except for Calvert Variable Series, Inc., Calvert Impact Fund, Inc. and Calvert World Values Fund, Inc. DOB: 05/09/48.
     Frank H. Blatz, Jr., Esq., Trustee/Director. Mr. Blatz is an attorney in private practice in Fanwood, NJ. From 1996 to 1999 he was a partner in the law firm of Snevily, Ely, Williams, Gurrieri & Blatz and prior to that a partner with Abrams, Blatz, Gran, Hendricks & Reina, P.A. Mr. Blatz is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc. DOB: 10/29/35.
     CHARLES E. DIEHL, Trustee/Director. Mr. Diehl is a self-employed consultant and is Vice President and Treasurer Emeritus of the George Washington University. He has retired from University Support Services, Inc. of Herndon, Virginia. Formerly, he was a Director of Acacia Mutual Life Insurance Company. Mr. Diehl is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc. DOB: 10/13/22.
     DOUGLAS E. FELDMAN, M.D., Trustee/Director. Dr. Feldman is managing partner of Feldman Otolaryngology, Head and Neck Surgery in Washington, D.C. A graduate of Harvard Medical School, he is Associate Professor of Otolaryngology, Head and Neck Surgery at Georgetown University and George Washington University Medical School, and past Chairman of the Department of Otolaryngology, Head and Neck Surgery at the Washington Hospital Center. He is included in The Best Doctors in America. Dr. Feldman is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, and Calvert Tax-Free Reserves, and Calvert
Municipal  Fund,  Inc.  DOB:  05/23/48.
     PETER W. GAVIAN, CFA, ASA, Trustee/Director. Since 1976 Mr. Gavian has been President of Corporate Finance of Washington, Inc., an investment banking firm. He is a Chartered Financial Analyst and an Accredited senior appraiser (business evaluation). Mr. Gavian is also a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, and Calvert Municipal Fund, Inc. DOB: 12/08/32.
     JOHN G. GUFFEY, JR., Trustee/Director. Mr. Guffey is Treasurer and Director of Calvert Ventures, LLC (formerly, Silby, Guffey, and Co., Inc.) a venture capital firm, and a director of Ariel Funds and Groupserve, Inc. Mr. Guffey also serves on all Calvert Fund Boards except Calvert Variable Series and Calvert Impact Fund, Inc. DOB: 05/15/48.
     Mr. Guffey has been advised that the Securities and Exchange Commission ("SEC") has entered an order against him relating to his former service as a director of Community Bankers Mutual Fund, Inc. This fund is not connected with any Calvert Fund or the Calvert Group and ceased operations in September, 1994. Mr. Guffey consented to the entry of the order without admitting or denying the findings in the order. The order contains findings that (1) the Community Bankers Mutual Fund's prospectus and statement of additional information were materially false and misleading because they misstated or failed to state material facts concerning the pricing of fund shares and the percentage of illiquid securities in the fund's portfolio and that Mr. Guffey, as a member of the fund's board, should have known of these misstatements and therefore violated the Securities Act of 1933; (2) the price of the fund's shares sold to the public was not based on the current net asset value of the shares, in violation of the Investment Company Act of 1940 (the "Investment Company Act"); and (3) the board of the fund, including Mr. Guffey, violated the Investment Company Act by directing the filing of a materially false registration statement. The order directed Mr. Guffey to cease and desist from committing or causing future violations and to pay a civil penalty of $5,000. The SEC placed no restrictions on Mr. Guffey's continuing to serve as a Trustee or Director of mutual funds.
     *BARBARA J. KRUMSIEK, President and Trustee/Director. Ms. Krumsiek serves as President, Chief Executive Officer and Vice Chairman of Calvert Group, Ltd. and as an officer and Trustee/Director of each of its subsidiaries. She is a Trustee/Director of each of the investment companies in the Calvert Group of Funds. Prior to joining Calvert Group in 1997, Ms. Krumsiek served as a Managing Director of Alliance Fund Distributors, Inc. DOB: 08/09/52.
     M. CHARITO KRUVANT, Trustee/Director. Ms. Kruvant is President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development. Ms. Kruvant is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc., Calvert Variable Series, Inc. and Acacia Federal Savings Bank. DOB: 12/08/45.
     ARTHUR J. PUGH, Trustee/Director. Mr. Pugh is a Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable Rate Fund, Calvert Tax-Free Reserves, Calvert Municipal Fund, Inc. and Calvert Variable Series, Inc., and Acacia Federal Savings Bank. DOB: 09/24/37.
     *DAVID R. ROCHAT, Senior Vice President and Trustee/Director. Mr. Rochat is Executive Vice President of Calvert Asset Management Company, Inc. and Director and President of Chelsea Securities, Inc. He is the Senior Vice President and Trustee/Director of The Calvert Fund, Calvert Cash Reserves, First Variable
Rate  Fund,  Calvert  Tax-Free  Reserves,  and Calvert Municipal Fund, Inc. DOB:
10/07/37.
     *D. WAYNE SILBY, Esq., Trustee/Director. Mr. Silby is President of Calvert Social Investment Fund. Mr. Silby is also Executive Chairman of Group Serve, Inc., an internet company focused on community building collaborative tools. Mr. Silby is a Trustee/Director of all Calvert Group Funds except Calvert Variable Series, Inc. He is also an officer and director of Calvert Ventures, LLC, and a director of Ameritas Acacia Mutual Life Insurance Company. DOB: 7/20/48.
     RENO J. MARTINI, Senior Vice President. Mr. Martini is a director and Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr. Martini is also a director and President of Calvert-Sloan Advisers, L.L.C. DOB: 1/13/50.
     RONALD M. WOLFSHEIMER, CPA, Treasurer. Mr. Wolfsheimer is Senior Vice President and Chief Financial Officer of Calvert Group, Ltd. and its subsidiaries and an officer of each of the other investment companies in the Calvert Group of Funds. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C., and a director of Calvert Distributors, Inc.
DOB:  07/24/47.
     WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is an officer of each of the investment companies in the Calvert Group of Funds, and is Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd., and each of its subsidiaries. Mr. Tartikoff is also Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., a director of Calvert Distributors, Inc., and is an officer of Acacia National Life Insurance Company. DOB:
08/12/47.
     DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 09/09/50.
     SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd. and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.
DOB:  01/29/59.
     IVY WAFFORD DUKE, Esq., Assistant Secretary. Ms. Duke is Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert Group in 1996, Ms. Duke had been an Associate in the Investment Management Group of the Business and Finance Department at Drinker Biddle & Reath since 1993. DOB: 09/07/68.
     VICTOR FRYE, Esq., Assistant Secretary and Compliance Officer. Mr. Frye is Counsel and Compliance Officer of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Mr. Frye had been Counsel and Manager of the Compliance Department at The Advisors Group since 1986 DOB: 10/15/58.
     JENNIFER STREAKS, Esq., Assistant Secretary. Ms. Streaks is Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert Group in 1999, Ms. Streaks had been a Regulatory Analyst in the Market Regulation Department of the National Association of Securities Dealers since 1997. Prior to this, Ms. Streaks had been a law clerk to the Honorable Maurice Foley at the U.S. Tax Court for the year since graduating from Howard University School of Law, where she was a student 1993-1996.
DOB:  08/02/71.
     MICHAEL V. YUHAS JR., CPA, Controller of Funds. Mr. Yuhas is the Director of Fund Administration of Calvert Group, Ltd., and an officer of each of the other investment companies in the Calvert Group of Funds. DOB: 08/04/61.
     HUI PING HO, CPA. Ms. Hui Ping Ho is the Assistant Treasurer of both Calvert Group, Ltd. and the Funds. DOB: 07/06/68

     The address of directors and officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Trustees/Directors and officers of the Fund as a group own less than 1% of the Fund's outstanding shares. Trustees/Directors marked with an *, above, are "interested persons" of the Fund, under the Investment Company Act of 1940.
     The Audit Committee of the Board is composed of Messrs. Baird, Blatz, Feldman, Guffey and Pugh and Ms. Kruvant. The Board's Investment Policy
Committee  is  composed  of  Messrs.  Diehl,  Gavian,  Rochat  and Silby and Ms.
Krumsiek.
     Trustees/Directors of the Fund not affiliated with the Fund's Advisor may elect to defer receipt of all or a percentage of their fees and invest them in any fund in the Calvert Family of Funds through the Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis.

                      Trustee/Directors Compensation Table
                                Fiscal Year 2000
                               (unaudited numbers)

               AGGREGATE          PENSION  OR          TOTAL  COMPENSATION
               COMPENSATION       RETIREMENT  BENEFITS FROM
               FROM  REGISTRANT   ACCRUED AS           REGISTRANT AND FUND
               FOR  SERVICE As    PART  OF             COMPLEX  PAID  TO
               TRUSTEE/DIRECTORS  OF  REGISTRANT       TRUSTEE/DIRECTORS**
                                  EXPENSES*
CALVERT  TAX-FREE  RESERVES

RICHARD  L.  BAIRD,  JR.  $23,880     $0               $41,350
FRANK  H.  BLATZ,  JR.         $0     $23,880          $48,500
CHARLES  E.  DIEHL        $23,880     $0               $48,500
DOUGLAS  E.  FELDMAN      $23,880     $0               $37,000
PETER  W.  GAVIAN         $23,880     $0               $37,000
JOHN  G.  GUFFEY,  JR.    $11,704     $11,704          $58,166
M.  CHARITO  KRUVANT      $8,776      $13,165          $44,000
ARTHUR  J.  PUGH          $23,880     $0               $48,500
D.  WAYNE  SILBY          $22,937     $0               $65,930

CALVERT  MUNICIPAL  FUND

RICHARD  L.  BAIRD,  JR.  $857        $0               $41,350
FRANK  H.  BLATZ,  JR.    $0          $857             $48,500
CHARLES  E.  DIEHL        $857        $0               $48,500
DOUGLAS  E.  FELDMAN      $857        $0               $37,000
PETER  W.  GAVIAN         $857        $0               $37,000
JOHN  G.  GUFFEY,  JR.    $419        $419             $58,166
M.  CHARITO  KRUVANT      $312        $468             $44,000
ARTHUR  J.  PUGH          $857        $0               $48,500
D.  WAYNE  SILBY          $820        $0               $65,930


* Certain trustees have chosen to defer their compensation. As of December 31, 2000, total deferred compensation from the Fund complex, including dividends and capital appreciation for the trustees shown was: Blatz, $158,391; Diehl, $783,842; Gavian, $195,502; Guffey, $39,292; Kruvant, $88,057; and Pugh,
$120,337.

** The Fund Complex had eleven (11) registered investment companies at December 31, 2000.

                               Investment advisor
                               ------------------

     The Fund's Investment Advisor is Calvert Asset Management Company, Inc., 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., which is a controlled subsidiary of Ameritas-Acacia Mutual Holding Company.
     Under the Advisory agreement, Contract, the Advisor manages the investment and reinvestment of the Fund's assets, subject to the direction and control of the Fund's Board of Trustees. For its services, the Advisor receives from each Portfolio an annual fee of 0.60% of the first $500 million of the Portfolio's average daily net assets, 0.50% of the next $500 million of such assets, and 0.40% of all such assets over $1 billion.
     The advisory fee is payable monthly. The Advisor reserves the right (i) to waive all or a part of its fee and (ii) to compensate, at its expense, broker-dealers in consideration of their promotional and administrative services. The Advisor provides the Fund with investment advice and research, pays the salaries and fees of all Trustees and executive officers of the Fund who are employees of the Advisor, or its affiliates and pays certain Fund advertising and promotional expenses. The Fund pays all other administrative and operating expenses, including: custodial fees; shareholder servicing; dividend disbursing and transfer agency fees; administrative service fees; federal and state securities registration fees; insurance premiums; trade association dues; interest, taxes and other business fees; legal and audit fees; and brokerage commissions and other costs associated with the purchase and sale of portfolio securities.

     The Advisor may voluntarily reimburse the Portfolio for expenses. The following table shows the advisory fees paid by each Portfolio to the Advisor for fiscal years 1998, 1999 and 2000.


                       1998              1999              2000
LONG-TERM               331,988          337,132          300,888
VERMONT                 305,695          302,238          283,126
NATIONAL                396,802          387,442          378,815
CALIFORNIA              205,130          201,388          175,622


                          Administrative Services Agent
                          -----------------------------

     Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by the Fund to provide certain administrative services necessary to the conduct of the Fund's affairs. Exclusive of the CTFR Money Market Portfolio, CTFR pays an annual fee of $80,000, allocated between the remaining Portfolios based on assets. The Calvert Municipal Fund Portfolio (National and California) each pay a fee of 0.10% of their respective average annual net assets. The service fees paid by the Portfolios to Calvert Administrative Services Company for the past 3 fiscal years were:

                          1998         1999        2000
LONG-TERM                 $4,476      $2,017     $4,098
VERMONT                   $4,127      $0         $3,856
NATIONAL                  $66,134     $62,430    $63,136
CALIFORNIA                $34,188     $27,667    $27,834


                    Transfer and Shareholder Servicing Agents
                    -----------------------------------------

     National Financial Data Services, Inc. ("NFDS"), 330 W. 9th Street, Kansas City, Missouri 64105, a subsidiary of State Street Bank & Trust, has been retained by the Fund to act as transfer agent and dividend disbursing agent. These responsibilities include: responding to certain shareholder inquiries and instructions, crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions, and daily updating of shareholder accounts to reflect declaration and payment of dividends.
     Calvert Shareholder Services, Inc. ("CSSI"), 4550 Montgomery Avenue, Bethesda, Maryland 20814, a subsidiary of Calvert Group, Ltd., has been retained by the Fund to act as shareholder servicing agent. Shareholder servicing responsibilities include responding to shareholder inquiries and instructions concerning their accounts, entering any telephoned purchases or redemptions into the NFDS system, maintenance of broker-dealer data, and preparing and distributing statements to shareholders regarding their accounts.
     For these services, NFDS and Calvert Shareholder Services, Inc. receive a fee based on the number of shareholder accounts and transactions.


                     Independent Accountants and Custodians
                     --------------------------------------

     Arthur Andersen LLP has been selected by the Board of Directors to serve as independent accountants for fiscal year 2001. State Street Bank & Trust Company, N.A., 225 Franklin Street, Boston, MA 02110, serves as custodian of the Fund's investments. Allfirst Financial, Inc., 25 South Charles Street, Baltimore, Maryland 21203 also serves as custodian of certain of the Fund's cash assets.
The custodians have no part in deciding the Fund's investment policies or the choice of securities that are to be purchased or sold for the Fund.

                                     ------
                             Method of Distribution
                             ----------------------

     Calvert Distributions, Inc, ("CDI"), 4550 Montgomery Ave., Suite 1000N Bethesda, Maryland 20814, is the principal underwriter and distributor for the Fund. CDI is an affiliate of the Fund's Advisor. Under the terms of its underwriting agreement with the Funds, CDI markets and distributes the Fund's shares and is responsible for preparing advertising and sales literature, and printing and mailing prospectuses to prospective investors.

                           CTFR Long-Term and Vermont
Shares  are offered at net asset value plus a front-end sales charge as follows:


                         AS  A  %  OF   AS  A  %  OF    ALLOWED  TO
AMOUNT  OF               OFFERING       NET  AMOUNT     BROKERS  AS  A  %
INVESTMENT               PRICE          INVESTED        OFFERING  PRICE

LESS  THAN  $50,000         3.75%          3.90%          3.00%
$50,000  BUT
  LESS  THAN  $100,000      3.00%          3.09%          2.25%
$100,000  BUT
  LESS  THAN  $250,000      2.25%          2.30%          1.75%
$250,000  BUT
  LESS  THAN  $500,000      1.75%          1.78%          1.25%
$500,000  BUT
  LESS  THAN  $1,000,000    1.00%          1.01%          0.80%
$1,000,000  AND  OVER       0.00%          0.00%          0.00%

                             NATIONAL AND CALIFORNIA
SHARES  ARE OFFERED AT NET ASSET VALUE PLUS A FRONT-END SALES CHARGE AS FOLLOWS:

                         AS  A  %  OF   AS  A  %  OF    ALLOWED  TO
AMOUNT  OF               OFFERING       NET  AMOUNT     BROKERS  AS  A  %
INVESTMENT               PRICE          INVESTED        OFFERING  PRICE

LESS  THAN  $50,000        2.75%          2.83%          2.25%
$50,000  BUT
  LESS  THAN  $100,000     2.25%          2.30%          1.75%
$100,000  BUT
  LESS  THAN  $250,000     1.75%          1.78%          1.25%
$250,000  BUT
  LESS  THAN  $500,000     1.25%          1.27%          0.95%
$500,000  BUT
  LESS  THAN  $1,000,000   1.00%          1.01%          0.80%
$1,000,000  AND  OVER      0.00%          0.00%          0.00%

     CDI RECEIVES ANY FRONT-END SALES CHARGE OR CDSC PAID. A PORTION OF THE FRONT-END SALES CHARGE MAY BE REALLOWED TO DEALERS. THE AGGREGATE AMOUNT OF SALES CHARGES (GROSS UNDERWRITING COMMISSIONS), AND THE AMOUNT RETAINED BY CDI (NET OF REALLOWANCE AND FINDERS FEES) FOR THE LAST THREE FISCAL YEARS WERE AS
FOLLOWS:

FISCAL  YEAR          1998          1999         2000
                    GROSS/NET     GROSS/NET     GROSS/NET
LONG-TERM     $44,897/$(4,778)     $40,239/$15,336     $16,400/$6,256
   NATIONAL   $51,922/$10,056      $38,952/$8,092      $25,845/$8,425
   VERMONT    $63,649/$28,472      $52,430/$31,429     $24,626/$5,555
   CALIFORNIA $37,645/$7,762       $24,072/$9,825      $19,189/$5,883


     CDI receives any front-end sales charge or CDSC paid. A portion of the front-end sales charge may be reallowed to dealers. The aggregate amount of sales charges (gross underwriting commissions), and the amount retained by CDI (net of reallowance and finders fees) for the last three fiscal years were as follows:

     Fund Trustees and certain other affiliated persons of the Fund are exempt from the sales charge since the distribution costs are minimal to persons already familiar with the Fund. Other groups are exempt due to economies of scale in distribution. See Exhibit A to the Prospectus.
     Pursuant to Rule 12b-1 under the Investment Company Act of 1940 Long-Term, National, and California have each adopted Distribution Plans (the "Plans") which permit the Fund to pay certain expenses associated with the distribution and servicing of its shares (Vermont has not adopted a Distribution Plan). Such expenses may not exceed, on an annual basis, 0.35% of Long-Term's average daily net assets, and 0.25% of National and California's respective average daily net assets.
     The Distribution Plans were approved by the Board of Trustees/Directors, including the Trustees/Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The selection and nomination of the Trustees/Directors who are not interested persons of the Fund is committed to the discretion of such disinterested Trustees/Directors. In establishing the Plan, the Trustees/Directors considered various factors including the amount of the distribution fee. The Trustees/Directors determined that there is a reasonable likelihood that the Plan will benefit the Portfolio and its shareholders, including economics of scale at higher assets levels better investment opportunities and more flexibility in managing a growing portfolio.
     The Plan may be terminated by vote of a majority of the non-interested Trustees/Directors who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding shares of the Portfolio. Any change in the Plan that would materially increase the distribution cost to the Portfolio requires approval of the shareholders of the affected class; otherwise, the Plan may be amended by the Trustees/Directors, including a majority of the non-interested Trustees as described above.
     The Plan will continue in effect for successive one-year terms provided that such continuance is annually approved by (i) the vote of a majority of the Trustees/Directors who are not parties to the Plan or interested persons of any such party and who have no direct or indirect financial interest in the Plan, and (ii) the vote of a majority of the entire Board of Trustees.
     Apart from the Plan, the Advisor and CDI, at their own expense, may incur costs and pay expenses associated with the distribution of shares of the Portfolio. For the fiscal year ended December 31, 2000, they paid to broker/dealers from their own resources a total of $1,290,091 for distribution expenses for all funds in the Calvert Group. The Advisor and/or CDI has agreed to pay certain firms compensation based on sales of Fund shares or on assets held in those Firm's accounts for their marketing and distribution of Fund shares, above the usual sales charges and service fees. This list may be changed from time to time. As of December 31, 2000, the Advisor and/or CDI had special arrangements with the following firms: Fidelity, Morgan Stanley Dean Witter, Prudential Securities, Salomon Smith Barney, American Express Financial Advisors, Merrill Lynch, PaineWebber, and The Advisors Group.
     CDI, makes a continuous offering of the Fund's securities on a "best efforts" basis. Under the terms of the agreement, CDI is entitled to receive a distribution fee and a service fee from the Fund based on the average daily net assets of the Fund. These fees are paid pursuant to the Fund's Distribution Plan. The Distribution Plan Expenses paid by Long-Term to CDI for the fiscal year ended December 31, 2000, were spent for the following purposes:

Compensation  to  broker-dealers            $24,424
Compensation  to  sales  personnel            2,210
Advertising                                  17,120
Printing  and  mailing  of  prospectuses      1,380
to  other  than  current  shareholders
Compensation  to  underwriters                   --
Interest,  financial  charges                    --
Other                                            --
Total  paid  to  CDI                        $45,134


     National and California did not pay any Distribution Plan expenses during fiscal year 2000.

                                     ------
                             Portfolio Transactions
                             ----------------------

     Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. The Advisor makes investment decisions and the choice of brokers and dealers under the direction and supervision of the Board of Trustees/Directors.
     Broker-dealers who execute portfolio transactions on behalf of the Portfolios are selected on the basis of their execution capability and trading expertise considering, among other factors, the overall reasonableness of the brokerage commissions, current market conditions, size and timing of the order, difficulty of execution, per share price, etc., market familiarity, reliability, integrity, and financial condition, subject to the Advisor's obligation to seek best execution. The Advisor may also consider sales of Portfolio shares as a factor in the selection of brokers.
     The Portfolios did not pay any brokerage commissions during the last three fiscal years.
     While the Advisor selects brokers primarily on the basis of best execution, in some cases it may direct transactions to brokers based on the quality and amount of the research and research-related services which the brokers provide to it. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; providing portfolio performance evaluation and technical market analyses; and providing other services relevant to the investment decision making process. Other such services are designed primarily to assist the Advisor in monitoring the investment activities of the Portfolio. Such services include portfolio attribution systems, return-bases style analysis, and trade-execution analysis.
The Advisor may also direct selling concessions and/or discounts in fixed-price offerings for research services.
     If, in the judgment of the Advisor, the Portfolios or other accounts managed by them will be benefited by supplemental research services, they are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commission which another broker may have charged for effecting the same transactions. It is the policy of the Advisor that such research services will be used for the benefit of the Portfolios as well as other Calvert Funds and managed accounts.

     The  Portfolio turnover rates for the last two fiscal years are as follows:

                         1999          2000
Long-Term                 80%          85%
Vermont                   21%           5%
National                  38%          32%
California                11%           4%



                        Personal Securities Transactions
                        --------------------------------

     The Fund, its Advisor, and principal underwriter have adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940. The Code of Ethics is designed to protect the public from abusive trading practices and to maintain ethical standards for access persons as defined in the rule when dealing with the public. The Code of Ethics permits the Fund's investment personnel to invest in securities that maybe purchased or held by the Fund. The Code of Ethics contains certain conditions such as preclearance and restrictions on use of material information.


                               General Information
                               -------------------

     The Portfolios are open-end, non-diversified investment management investment companies. Long-Term and Vermont are series of Calvert Tax-Free Reserves, which was organized as a Massachusetts business trust on October 20, 1980. The other series of the Fund include the Money Market Portfolio, Limited-Term Portfolio and California Money Market Portfolio. National and California are series of Calvert Municipal Fund, Inc., a Maryland corporation organized on February 4, 1992. Calvert Tax-Free Reserve's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Fund assets for any shareholder held personally liable for obligations of the Fund. The Declaration of Trust provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. The Declaration of Trust further provides that the Fund may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.
     Each share of each series represents an equal proportionate interest in that series with each other share and is entitled to such dividends and distributions out of the income belonging to such series as declared by the Board.
     The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees/Directors, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share you own.

               control persons and principal holders of securities
               ---------------------------------------------------

     As of April 19, 2001 the following shareholders owned 5% or more of the outstanding voting securities of the Fund as shown:

     Name  and  Address                              %  of  Ownership

     Calvert  California  Municipal  Intermediate  Fund

     Catalyst  Productions                              17.21%
     1431  Center  Street
     Oakland,  CA  94607-2054

     James  J  Bochnowski                                6.93%
     Janet  J  Bochnowski  Comm  Property
     28  Camino  Por  Los  Arboles
     Atherton,  CA  94027-5941

     Calvert  National  Municipal  Intermediate  Fund

     Charles  Schwab  &  Co.,  Inc.                      8.80%
     Reinvest  Acct.
     ATTN:  Mutual  Fund  Dept.
     101  Montgomery  St.
     San  Francisco,  CA  94104-4122

     John  A  Swanson                                    6.67%
     113  Waters  Edge  Lane
     Moneta,  VA  24121-2938

     Robert  P.  Taishoff  TTEE                          7.07%
     U/A  06/02/98
     Lawrence  B  Taishoff  Flint  Trust
     1321  Washington  Dr.
     Annapolis,  MD  21403-4730

Calvert  Tax-Free  Reserves  Long-Term  Portfolio

     John  A  Swanson                                   9.32%
     113  Waters  Edge  Lane
     Moneta,  VA  24121-2938

     Harold  Lustig                                     7.73%
     or  Laura  Lustig  JTWROS
     47  Davis  Hill  RD
     Weston,  CT  06883-1960

     Calvert  Tax-Free  Reserves  Vermont  Municipal  Portfolio

     Merfarm  and  Co.                                  8.01%
     C/O  Trust  Ops
     164  College  St.
     Burlington,  VT  05401-8417

                                     ------
                                    Appendix
                                    --------

Municipal  Obligations
     Municipal obligations are debt obligations issued by states, cities, municipalities, and their agencies to obtain funds for various public purposes. Such purposes include the construction of a wide range of public facilities, the refunding of outstanding obligations, the obtaining of funds for general operating expenses, and the lending of funds to other public institutions and facilities. In addition, certain types of private activity bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax in the opinion of bond counsel to the issuer. Although the interest paid on the proceeds from private activity bonds used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities may be exempt from federal income tax, current federal tax law places substantial limitations on the size of such issues.
     Municipal obligations are generally classified as either "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source but not from the general taxing power. Tax-exempt private activity bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. There are, of course, variations in the security of municipal obligations both within a particular classification and among classifications.
     Municipal obligations are generally traded on the basis of a quoted yield to maturity, and the price of the security is adjusted so that relative to the stated rate of interest it will return the quoted rate to the purchaser.
     Short-term and limited-term municipal obligations include Tax Anticipation Notes, Revenue Anticipation Notes Bond Anticipation Notes, Construction Loan Notes, and Discount Notes. The maturities of these instruments at the time of issue generally will range between three months and one year. Pre-Refunded Bonds with longer nominal maturities that are due to be retired with the proceeds of an escrowed subsequent issue at a date within one year and three years of the time of acquisition are also considered short-term and limited-term municipal obligations.

Municipal  Bond  and  Note  Ratings
Description of Moody's Investors Service, Inc.'s ratings of state and municipal notes:
     Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk.
     MIG 1: Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
     MIG2: Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.
     MIG3: Notes bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.
     MIG4: Notes bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative. Description of Moody's Investors Service Inc.'s/Standard & Poor's municipal bond ratings:
     Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
     Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
     A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
     Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
     Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
     C/C:  This  rating  is  only  for  no-interest  income  bonds.
     D:  Debt  in  default;  payment of interest and/or principal is in arrears.

The Fund may also rely on ratings by any other NRSRO, such as Fitch International Rating Agency or Thompson's Bankwatch.

                                LETTER OF INTENT

__________________
Date

Calvert  Distributors,  Inc.
4550  Montgomery  Avenue,  Suite  1000N
Bethesda,  MD  20814

Ladies  and  Gentlemen:

     By signing this Letter of Intent, or affirmatively marking the Letter of Intent option on my Fund Account Application Form, I agree to be bound by the terms and conditions applicable to Letters of Intent appearing in the Prospectus and the Statement of Additional Information for the Fund and the provisions described below as they may be amended from time to time by the Fund. Such amendments will apply automatically to existing Letters of Intent.

     I intend to invest in the shares of:_______________ Fund or Portfolio name) during the thirteen (13) month period from the date of my first purchase pursuant to this Letter (which cannot be more than ninety (90) days prior to the date of this Letter or my Fund Account Application Form, whichever is applicable), an aggregate amount (excluding any reinvestments of distributions) of at least fifty thousand dollars ($50,000) which, together with my current holdings of the Fund (at public offering price on date of this Letter or my Fund Account Application Form, whichever is applicable), will equal or exceed the amount checked below:

     __  $50,000  __  $100,000  __  $250,000  __  $500,000  __  $1,000,000

     Subject to the conditions specified below, including the terms of escrow, to which I hereby agree, each purchase occurring after the date of this Letter will be made at the public offering price applicable to a single transaction of the dollar amount specified above, as described in the Fund's prospectus. "Fund" in this Letter of Intent shall refer to the Fund or Portfolio, as the case may be. No portion of the sales charge imposed on purchases made prior to the date of this Letter will be refunded.

     I am making no commitment to purchase shares, but if my purchases within thirteen months from the date of my first purchase do not aggregate the minimum amount specified above, I will pay the increased amount of sales charges prescribed in the terms of escrow described below. I understand that 4.75% of the minimum dollar amount specified above will be held in escrow in the form of shares (computed to the nearest full share). These shares will be held subject to the terms of escrow described below.
     From the initial purchase (or subsequent purchases if necessary), 4.75% of the dollar amount specified in this Letter shall be held in escrow in shares of the Fund by the Fund's transfer agent. For example, if the minimum amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,375 (computed at the public offering price adjusted for a $50,000 purchase). All dividends and any capital gains distribution on the escrowed shares will be credited to my account.

     If the total minimum investment specified under the Letter is completed within a thirteen month period, escrowed shares will be promptly released to me. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

     Upon expiration of this Letter, the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, Calvert Distributors, Inc. ("CDI") will bill me for an amount equal to the difference between the lower load I paid and the dollar amount of sales charges which I would have paid if the total amount purchased had been made at a single time. If not paid by the investor within 20 days, CDI will debit the difference from my account. Full shares, if any, remaining in escrow after the aforementioned adjustment will be released and, upon request, remitted to me.
     I irrevocably constitute and appoint CDI as my attorney-in-fact, with full power of substitution, to surrender for redemption any or all escrowed shares on the books of the Fund. This power of attorney is coupled with an interest.

     The commission allowed by CDI to the broker-dealer named herein shall be at the rate applicable to the minimum amount of my specified intended purchases.

     The Letter may be revised upward by me at any time during the thirteen-month period, and such a revision will be treated as a new Letter, except that the thirteen-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.

     In determining the total amount of purchases made hereunder, shares disposed of prior to termination of this Letter will be deducted. My broker-dealer shall refer to this Letter of Intent in placing any future purchase orders for me while this Letter is in effect.

_____________________________
Dealer

_____________________________
Name  of  Investor(s)

                                       By
                                       --
     Authorized  Signer

____________________________
Address

____________________________
Signature  of  Investor(s)

____________________________
Date

____________________________
Signature  of  Investor(s)

____________________________
Date



CALVERT  TAX-FREE  RESERVES  -  VERMONT  MUNICIPAL  PORTFOLIO
TAX  FREE  FUND  OF  VERMONT
PROFORMA  STATEMENTS  OF  ASSETS  AND  LIABILITIES
DECEMBER  31,  2000  (UNAUDITED)

                                                                    CTFR Vermont
                                                                       Municipal
                          CTFR Vermont   The Tax Free                  Portfolio
                          Municipal      Fund of        Proforma        Proforma
                          Portfolio      Vermont        Adjustments     Combined

ASSETS
Investments  in  securities,  at  value-
(Cost  $46,320,570,  and  $7,385,463,
respectively)             $47,196,277     $7,408,888          -      $54,605,165
Cash                          149,801         -               -          149,801
Interest receivable           786,899        120,037          -          906,936
Receivable for shares sold        978         -               -              978
Prepaid  expenses  and  other
assets                          3,093         38,185          -           41,278
   Total assets            48,137,048      7,567,110          -       55,704,158

LIABILITIES
Payable for shares redeemed    28,251         -               -           28,251

Payable  to  Calvert  Asset
Management Company, Inc.       28,091         -               -           28,091
Payable  to  Calvert  Administrative
Services Company                1,697         -               -            1,697
Payable  to  Calvert  Shareholder
Services, Inc.                    329         -               -              329
Accrued  expenses  and  other
liabilities                    11,390          1,047          -           12,437
   Total liabilities           69,758          1,047          -           70,805
      NET ASSETS          $48,067,290     $7,566,063                  55,633,353

NET  ASSETS
Paid-in  capital,  CTFR  Vermont  Municipal  Portfolio,
Applicable  to  3,067,806  Class  A  shares  of
Beneficial  interest,  unlimited  number  of  no  par
shares authorized         $47,125,927                                $47,125,927

Paid-in  capital,  The  Tax  Free  Fund  of  Vermont,
768,363  shares  outstanding,  $.01  par  value,
10,000,000  shares
authorized                                 7,736,854                   7,736,854
Undistributed  net
investment income             105,317          -              -          105.317
Accumulated  net  realized  gain  (loss)
on investments                (39,661)      (194,216)         -        (233,877)
Net  unrealized  Appreciation  (depreciation)  on
investments                   875,707         23,425          -          899,132
      NET ASSETS          $48,067,290     $7,566,063          -      $55,633,353


NET ASSETS - CLASS A      $48,067,290     $7,566,063                 $55,633,353
SHARES  OUTSTANDING  -
CLASS A                  3,067,806 (1)   768,363 (1) (285,473) (1) 3,550,696 (1)
NET ASSET VALUE - CLASS A      $15.67          $9.85                      $15.67
MAXIMUM  SALES  CHARGE  -
CLASS A                       0.61 (2)        N/A                       0.61 (2)
OFFERING PRICE - CLASS A       $16.28          $9.85                      $16.28


(1) The proforma combined shares outstanding consists of 3,067,806 shares of the Calvert Tax-Free Reserves Vermont Municipal Portfolio Class A, and 482,890 shares issued to shareholders of The Tax Free Fund of Vermont.

(2) The maximum sales charge for the Calvert Tax-Free Reserves Vermont Municipal Portfolio is 3.75%.

N/A  -  Not  Applicable

See  Notes  to  Proforma  Financial  Statements.



   CALVERT  TAX-FREE  RESERVES  -  VERMONT  MUNICIPAL  PORTFOLIO
   TAX  FREE  FUND  OF  VERMONT
   PROFORMA  STATEMENTS  OF  OPERATIONS
   YEAR  ENDED  DECEMBER  31,  2000  (UNAUDITED)

                                                                   Municipal
                         CTFR  Vermont   The  Tax      Free        Portfolio
                         Municipal       Fund  of      Proforma    Proforma
                         Portfolio       Vermont      Adjustments  Combined
   NET  INVESTMENT  INCOME
      Investment  Income:
        Interest  income   $2,520,728     $443,300        -        $2,964,028

   Expenses:
    Investment  Advisory  fee  283,126       55,138     (7,854)  1      330,410
      Transfer  agency  fees
       and  expenses           29,798       10,590     (5,614)  2       34,774
      Trustees'/Directors'
       fees  and  expenses       4,105        5,727     (5,041)  3        4,791
      Accounting  fees         14,672            0      2,450  4       17,122
      Administrative  services
       fees                    3,856        6,262     (5,618)  5        4,500
      Custodian  fees          15,102        6,015     (3,493)  6       17,624
      Registration  fees        3,214          833       (296)  7        3,751
      Reports  to  shareholders  11,572       12,705    (10,772)  7       13,505
      Professional  fees        7,167       13,334    (12,137)  8        8,364
      Insurance                  380        7,995     (7,932)  7          443
      Miscellaneous            2,193          789       (423)  7        2,559
         Total  expenses      375,185      119,388    (56,730)        437,843
         Fees  paid
          indirectly         (28,843)        -             0         (28,843)
          Net  expenses       346,342      119,388    (56,730)        409,000

         NET  INVESTMENT
          INCOME           2,174,386      323,912     56,730       2,555,028

   REALIZED  AND  UNREALIZED
    GAIN  (LOSS)
   Net  realized  gain  (loss)
    on  investments            14,768     (105,896)      -            (91,128)
   Change  in  Unrealized
    appreciation  or
   (depreciation)          2,336,333      403,057       -          2,739,390


   NET  REALIZED  AND  UNREALIZED
   GAIN  (LOSS)  ON
   INVESTMENTS             2,351,101      297,161       0          2,648,262

   INCREASE  (DECREASE)  IN  NET
   ASSETS  RESULTING  FROM
   OPERATIONS             $4,525,487     $621,073       -         $5,203,290


   AVERAGE  NET  ASSETS  -
    CLASS  A               47,187,667    7,880,607       -         55,068,274
   RATIO  OF  TOTAL  EXP
    TO  AVG  N/A  -  CLASS A        0.80%       1.51%       -           0.80%
   RATIO  OF  NET  EXP
    TO  AVG  N/A  -  CLASS A        0.73%       1.51%       -           0.74%


                                                                  Municipal
                         CTFR  Vermont    The  Tax  Free             Portfolio
                         Municipal       Fund  of      Proforma    Proforma
                         Portfolio       Vermont      Adjustments  Combined
   NET  INVESTMENT  INCOME
      Investment  Income:
        Interest  income                                           $2,520,728

   Expenses:             Basis  Points     Dollars
      Investment
       Advisory  fee         0.60%        330,410        283,126    0.60%
      Transfer  agency
       fees  and  expenses    0.06%         34,774         29,798    0.06%
      Trustees'/Directors'
       fees  and  expenses    0.01%          4,791          4,105    0.01%
      Accounting  fees       0.03%         17,122         14,672    0.03%
      Administrative
       services  fees        0.01%          4,500          3,856    0.01%
      Custodian  fees        0.03%         17,624         15,102    0.03%
      Registration  fees     0.01%          3,751          3,214    0.01%
      Reports  to
       shareholders        0.02%          13,505         11,572    0.02%
      Professional  fees    0.02%           8,364          7,167    0.02%
      Insurance            0.00%             443            380    0.00%
      Miscellaneous        0.00%           2,559          2,193    0.00%
         Total  expenses    0.80%         437,843  44     375,185    0.80%
         Fees  paid
          indirectly      -0.07%         (28,843)       (28,843)  -0.06%
           Net  expenses    0.73%         409,000  40     346,342    0.73%

           NET  INVESTMENT  INCOME                      2,174,386


  REALIZED  AND  UNREALIZED  GAIN  (LOSS)
   Net  realized  gain  (loss)  on  investments               14,768
   Change  in  Unrealized  appreciation  or
   (depreciation)                                     2,336,333


   NET  REALIZED  AND  UNREALIZED  GAIN  (LOSS)
    ON  INVESTMENTS                                    2,351,101


   INCREASE  (DECREASE)  IN  NET  ASSETS  RESULTING  FROM
   OPERATIONS                                        $4,525,487


   AVERAGE  NET  ASSETS  -  CLASS  A                      47,187,667
   RATIO  OF  TOTAL  EXP  TO  AVG  N/A  -  CLASS  A                0.80%
   RATIO  OF  NET  EXP  TO  AVG  N/A  -  CLASS  A                  0.73%



   The proforma combined statements of operations presented above does not necessarily reflect what the results of operations would have been if the entities had been merged on January 1, 2000. in addition, the expenses do not include the cost of merging the two funds.

   See  notes  to  portfolio  adjustments  and  proforma  financial  statements.


NOTES  TO  PORTFOLIO  ADJUSTMENTS


1 To reflect the change in Investment Advisory Fees. The Portfolio's advisory agreement provides for the Portfolio to pay the Advisor a fee of .60% of the Portfolio's average daily net assets.

2  To  reflect  the  expected  Transfer  Agency  fees  to  be  incurred.

3 To reflect the expected Trustees' fees and expenses to be incurred. Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,500 plus up to $1,500 for each Board and Committee meeting attended. Trustees fees are allocated to each of the Calvert funds served.

4 To reflect the expected Accounting Fees to be incurred. The accounting fee is based upon an annual charge of $7,500 plus 2 basis points on the first $200 million in net assets. The accounting fees for The Tax Free Fund of Vermont are included in their Administrative Services fees.

5 To reflect the expected Administrative Service Fee for the Portfolio. The Vermont Municipal Portfolio (the "Portfolio"), is a series of Calvert Tax-Free Reserves (the "Fund"). The Fund is comprised of five separate portfolios. The Fund (exclusive of the Money Market Portfolio) pays monthly an annual fee of $80,000, which is allocated among the Portfolios based upon on their relative net assets.

6 To reflect the expected custodian fees to be incurred. The Portfolio has an agreement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Portfolio's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

7 Proforma adjustments required to reflect the estimated expenses expected to be incurred for the upcoming fiscal year.

8 To reflect the expected Professional Fees to be incurred. Audit fees are allocated among the respective portfolios of the Fund with a minimum charge of $6,000 per portfolio.

CALVERT  TAX-FREE  RESERVES  -  VERMONT  MUNICIPAL  PORTFOLIO
THE  TAX  FREE  FUND  OF  VERMONT
NOTES  TO  PROFORMA  FINANCIAL  STATEMENTS
DECEMBER  31,  2000  (UNAUDITED)



NOTE  A  -  SIGNIFICANT  ACCOUNTING  POLICIES

General: The Vermont Municipal Portfolio (the "Portfolio"), a series of Calvert Tax-Free Reserves (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of five separate portfolios. The operations of each series are accounted for separately. Shares of the Portfolio are sold with a maximum front-end sales charge of 3.75%.

The proforma schedule of statements of assets and liabilities gives the effect of the proposed combination of the Funds. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Funds on a combined basis and is presented for information purposes only: however it is not necessarily representative of what the combined result of the Funds would have been had the combination occurred at the beginning of the fiscal year. The transaction would be accomplished by a transfer of all of the assets and the assumption of certain identified liabilities of The Tax Free Fund of Vermont in exchange for like shares of the Calvert Tax-Free Reserves Vermont Municipal Portfolio. Following the transfer, Calvert Tax-Free
Reserves Vermont Municipal Portfolio shares will be distributed to the respective shareholders of The Tax Free Fund of Vermont in liquidation and The Tax Free Fund of Vermont would then be dissolved. As a result of the proposed transaction, each shareholder of The Tax Free Fund of Vermont will receive that number of full and fractional Calvert Tax-Free Reserves Vermont Municipal Portfolio shares equal in value at the date of the exchange to the value of such shareholder's respective shares of the Calvert Tax-Free Reserves Vermont Municipal Portfolio.

The Calvert Tax-Free Reserves Vermont Municipal Portfolio constitutes the surviving entity for financial reporting purposes, therefore it is deemed the "accounting survivor" for the merger.

Security Valuation: Municipal securities are valued utilizing the average of bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Securities (including options) listed or traded on a national securities exchange are valued at the last reported sale price. Other securities and assets for which market quotations are not available or deemed inappropriate are valued in good faith under the direction of the Board of Trustees.

Options: The Portfolio may write or purchase option securities. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. Risks from writing or purchasing options securities arise from possible illiquidity of the options market and the movement in value of the investment or in interest rates. The risk associated with purchasing options is limited to the premium originally paid.

Futures Contracts: The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. The Portfolio maintains securities with a value equal to its obligation under each contract. Initial margin deposits of either cash or securities are made upon entering into futures contracts; thereafter, variation margin payments are made or received daily reflecting the chance in market value. Unrealized or realized gains or losses are recognized based on the change in market value. Risks of futures contracts arise from the possible illiquidity of the futures markets and the movement in the value of the investment or in interest rates.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium on recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Expense Offset Arrangements: The Fund has an agreement with its custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such a deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.


NOTE  B  -  RELATED  PARTY  TRANSACTIONS

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Ameritas Acacia Mutual Holding Company (collectively, "AmeritasAcacia"). The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Portfolio. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets:
 .60% on the first $500 million, .50% on the next $500 million and .40% on the excess of $1 billion.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee. The Fund (exclusive of the Money Market Portfolio) pays monthly an annual fee of $80,000, which is allocated between the Portfolios based on their relative net assets.

Calvert Distributors Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Portfolio.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor is the shareholder servicing agent for the Portfolio. National Financial Data Services, Inc. ("NFDS") is the transfer and dividend disbursing agent. For its services, CSSI receives a fee of $3.40 per shareholder account and $0.39 per transaction.

CALVERT TAX-FREE RESERVES FUND - VERMONT MUNICIPAL PORTFOLIO THE TAX FREE FUND OF VERMONT
PROFORMA  PORTFOLIO  OF  INVESTMENTS
DECEMBER  31,  2000  (UNAUDITED)

                        VERMONT                         THE  TAX
                        MUNICIPAL        VERMONT        FREE  FUND     THE  TAX
                        PORTFOLIO        MUNICIPAL      OF  VERMONT    FREE FUND
                        PRINCIPAL        PORTFOLIO      PRINCIPAL     OF VERMONT
                        AMOUNT           VALUE          AMOUNT        VALUE
MUNICIPAL
OBLIGATIONS  -  98.2%
Vermont  -  84.6%
Burlington  Electric
Revenue  Bonds,  6.375%,
 7/1/10,  MBIA  Insured   $3,125,000       $3,589,750          -              -
Chittenden  Solid
Waste  District  GO  Bonds,
6.60%,  1/1/12,  Asset
Guaranty  Insured         2,000,000        2,113,500          -              -
Economic  Development
Authority  Revenue  Bonds,
6.30%, 3/1/33                 -                -         $600,000       $624,000
Education  and  Health
Revenue  Bonds:
   5.75%,  9/1/05           495,000          507,568          -              -
   8.15%, 1/1/11              -                -           50,000         51,464
   6.00%, 9/1/13              -                -          105,000        107,100
   6.00%, 10/1/13             -                -          270,000        276,750
   7.15%, 4/15/14             -                -        1,145,000      1,183,644
   7.15%, 11/1/14             -                -          500,000        539,375
   6.60%, 12/1/14        1,000,000        1,059,030       335,000        356,775
   5.50%,  11/1/16        3,000,000        3,115,770          -              -
   5.50%,  7/1/18         1,955,000        1,833,849          -              -
   6.25%, 9/1/18         2,000,000        1,822,620       410,000        370,025
   5.50%, 7/1/21              -                -          550,000        522,500
   6.00%, 9/1/22              -                -          365,000        378,231
   7.38%, 4/15/24             -                -          325,000        336,781
   5.625%,  10/1/25,
   FSA  Insured           1,000,000        1,015,330          -              -
   4.90%,  10/1/30        4,500,000        4,500,000          -              -
   7.10%, 2/1/31              -                -          275,000        281,097
   5.00%, 11/1/38        3,000,000        2,848,740       400,000        378,500
Housing  Finance  Agency
Multi-Family  Mortgage-
Backed  Bonds
   6.15%, 2/15/14             -                -          100,000        105,500
   5.13%, 2/15/20             -                -          400,000        392,500
Housing  Finance  Agency
Single-Family  Mortgage-
Backed  Bonds
   6.88%, 11/1/16             -                -           65,000         68,413
   5.25%, 5/1/29              -                -          350,000        329,000
   7.85%, 12/1/29             -                -          210,000        212,377
   6.30%, 11/1/31             -                -          250,000        260,000
IDA  Revenue  Bonds,
5.75%,  1/1/09,  LOC:
First  Vermont  Bank
and  Trust                1,105,000        1,043,109          -              -
Municipal  Bond  Bank
Revenue  Bonds:
   5.50%,  12/1/19,
   AMBAC  Insrd           ,500,000        1,552,110          -              -
  5.50%,  12/1/22,
   AMBAC  Insrd          1,000,000        1,020,120       100,000        102,000
Rutland  County  Solid
Waste  GO  Bonds:
   6.10%,  11/1/01         $110,000         $111,592          -              -
   6.25%,  11/1/02          110,000          113,510          -              -
   6.35%,  11/1/03          110,000          115,274          -              -
   6.45%,  11/1/04          110,000          117,054          -              -
   6.50%,  11/1/05          105,000          113,275          -              -
   6.55%,  11/1/06          100,000          109,279          -              -
   6.60%,  11/1/07          100,000          110,540          -              -
   6.70%,  11/1/08          100,000          112,144          -              -
   6.75%,  11/1/09          100,000          113,441          -              -
   6.80%,  11/1/10          100,000          114,684          -              -
   6.80%,  11/1/11          100,000          115,239          -              -
   6.85%,  11/1/12          100,000          116,001          -              -
State  GO  Bonds:
   6.30%,  1/15/06        2,500,000        2,733,650          -              -
   Zero  Coupon,  8/1/08     400,000          284,304          -              -
   Zero  Coupon,  8/1/09     300,000          202,992          -              -
   5.00%,  1/15/11        3,000,000        3,117,090          -              -
   6.45%,  2/1/12         1,950,000        2,037,087          -              -
State  Industrial
Redevelopment  Revenue
VRDN,  4.91%,  12/1/04,
LOC:  First  National
Bank  of  Boston             130,000          130,000          -              -
Student  Assistance
Corporation  Education
Loan  Revenue  Bonds,
   6.50%,  12/15/05,
   FSA  Insured           2,240,000        2,339,389          -              -
University  of  Vermont
and  State  Agriculture
College  Revenue  Bonds:
   4.75%, 10/1/29             -                -          110,000        100,512
   4.75%,  10/1/38,
   MBIA  Insured          2,000,000        1,827,160          -              -

     Total  Vermont
     Municipal
     Obligations
    (Cost $46,214,252)                   40,055,201                    6,976,544

Territories  -  13.6%
Guam  Electric  Power
Authority  Revenue
Bonds,  5.25%,  10/1/12,
   AMBAC  Insured         2,000,000        2,130,260           -             -
Puerto  Rico  GO  Bonds,
5.00%,  7/1/14            1,690,000        2,021,696           -             -
Puerto  Rico  Highway
Electric  Power
Authority  VRDN:
   3.71%,  7/1/16,  BPA:
   Societe  Generale      1,000,000        1,000,000           -             -
   4.10%,  7/1/22,  BPA:
   Societe  Generale        600,000          600,000           -             -
Puerto  Rico  Highway
Transportation  Authority
Revenue  Bonds,
   4.75%,  7/1/38         1,500,000        1,389,120           -             -
Puerto  Rico  Industrial,
Medical  &  Environmental
Authority,
   6.60%, 5/1/14              -                -            275,000      276,719
Puerto  Rico  Public
Building  Authority,
5.75%, 7/1/16                 -                -            150,000      155,625

     Total  Territories
     Municipal  Obligations
     (Cost $7,491,781)                     7,141,076                     432,344


     TOTAL  INVESTMENTS
     (Cost  $53,706,033)
      -  98.2%           $47,196,277                       $7,408,888
     Other  assets  and
     liabilities,
     net  -  1.8%             871,013                          157,175
     TOTAL  NET  ASSETS
     -  100.0%           $48,067,290                       $7,566,063


MUNICIPAL
OBLIGATIONS  (CONT'D)
Vermont  -  (Cont'd)
                        PROFORMA
                        ADJUSTMENTS    PROFORMA       TOTAL
                        PRINCIPAL      ADJUSTMENTS    PRINCIPAL     TOTAL
                        AMOUNT         VALUE          AMOUNT        VALUE
Municipal  Obligations
-98.2%
Vermont  -  84.6%
Burlington  Electric
Revenue  Bonds,  6.375%,
7/1/10,  MBIA  Insured          -             -         $3,125,000    $3,589,750
Chittenden  Solid
Waste  District  GO
Bonds,  6.60%,  1/1/12,
   Asset  Guaranty
   Insured                    -             -          2,000,000     2,113,500
Economic  Development
Authority  Revenue
Bonds,  6.30%,  3/1/33          -             -            600,000       624,000
Education  and  Health
Revenue  Bonds:
   5.75%,  9/1/05              -             -            495,000       507,568
   8.15%,  1/1/11              -             -             50,000        51,464
   6.00%,  9/1/13              -             -            105,000       107,100
   6.00%,  10/1/13             -             -            270,000       276,750
   7.15%,  4/15/14             -             -          1,145,000     1,183,644
   7.15%,  11/1/14             -             -            500,000       539,375
   6.60%,  12/1/14             -             -          1,335,000     1,415,805
   5.50%,  11/1/16             -             -          3,000,000     3,115,770
   5.50%,  7/1/18              -             -          1,955,000     1,833,849
   6.25%,  9/1/18              -             -          2,410,000     2,192,645
   5.50%,  7/1/21              -             -            550,000       522,500
   6.00%,  9/1/22              -             -            365,000       378,231
   7.38%,  4/15/24             -             -            325,000       336,781
   5.625%,  10/1/25,
   FSA  Insured                -             -          1,000,000     1,015,330
   4.90%,  10/1/30             -             -          4,500,000     4,500,000
   7.10%,  2/1/31              -             -            275,000       281,097
   5.00%,  11/1/38             -             -          3,400,000     3,227,240
Housing  Finance  Agency
Multi-Family  Mortgage-
Backed  Bonds
   6.15%,  2/15/14             -             -            100,000       105,500
   5.13%,  2/15/20             -             -            400,000       392,500
Housing  Finance  Agency
Single-Family  Mortgage-
Backed  Bonds
   6.88%,  11/1/16             -             -             65,000        68,413
   5.25%,  5/1/29              -             -            350,000       329,000
   7.85%,  12/1/29             -             -            210,000       212,377
   6.30%,  11/1/31             -             -            250,000       260,000
IDA  Revenue  Bonds,  5.75%,
1/1/09,  LOC:  First
Vermont  Bank  and Trust        -             -          1,105,000     1,043,109
Municipal  Bond  Bank
Revenue  Bonds:
   5.50%,  12/1/19,
   AMBAC  Insured             -             -          1,500,000     1,552,110
   5.50%,  12/1/22,
  AMBAC  Insured              -             -          1,100,000     1,122,120
Rutland  County  Solid
Waste  GO  Bonds:
   6.10%,  11/1/01             -             -           $110,000      $111,592
   6.25%,  11/1/02             -             -            110,000       113,510
   6.35%,  11/1/03             -             -            110,000       115,274
   6.45%,  11/1/04             -             -            110,000       117,054
   6.50%,  11/1/05             -             -            105,000       113,275
   6.55%,  11/1/06             -             -            100,000       109,279
   6.60%,  11/1/07             -             -            100,000       110,540
   6.70%,  11/1/08             -             -            100,000       112,144
   6.75%,  11/1/09             -             -            100,000       113,441
   6.80%,  11/1/10             -             -            100,000       114,684
   6.80%,  11/1/11             -             -            100,000       115,239
   6.85%,  11/1/12             -             -            100,000       116,001
State  GO  Bonds:
   6.30%,  1/15/06             -             -          2,500,000     2,733,650
   Zero  Coupon,  8/1/08        -             -            400,000       284,304
   Zero  Coupon,  8/1/09        -             -            300,000       202,992
   5.00%,  1/15/11             -             -          3,000,000     3,117,090
   6.45%,  2/1/12              -             -          1,950,000     2,037,087
State  Industrial
Redevelopment  Revenue
VRDN,  4.91%,  12/1/04,
   LOC:  First  National
   Bank  of  Boston             -             -            130,000       130,000
Student  Assistance
Corporation  Education
Loan  Revenue  Bonds,6.50%,
12/15/05,  FSA  Insured         -             -          2,240,000     2,339,389
University  of  Vermont
and  State  Agriculture
College  Revenue  Bonds:
   4.75%,  10/1/29             -             -            110,000       100,512
   4.75%,  10/1/38,
   MBIA  Insured               -             -          2,000,000     1,827,160

     Total  Vermont
     Municipal  Obligations
     (Cost  $46,214,252)       -             -                       47,031,745


Territories  -  13.6%
Guam  Electric  Power
Authority  Revenue  Bonds,
5.25%,  10/1/12,
   AMBAC  Insured              -             -          2,000,000     2,130,260
Puerto  Rico  GO  Bonds,
5.00%,  7/1/14                 -             -          1,690,000     2,021,696
Puerto  Rico  Highway
Electric  Power  Authority
VRDN:
   3.71%,  7/1/16,  BPA:
   Societe  Generale           -             -          1,000,000     1,000,000
   4.10%,  7/1/22,  BPA:
   Societe  Generale           -             -            600,000       600,000
Puerto  Rico  Highway
Transportation  Authority
Revenue  Bonds,
   4.75%,  7/1/38              -             -          1,500,000     1,389,120
Puerto  Rico  Industrial,
Medical  &  Environmental
Authority,
   6.60%,  5/1/14              -             -            275,000       276,719
Puerto  Rico  Public
Building  Authority,
   5.75%,  7/1/16              -             -            150,000       155,625

     Total  Territories
     Municipal  Obligations
     (Cost  $7,491,781)        -             -          7,573,420        13.61%

     TOTAL  INVESTMENTS
     (Cost  $53,706,033)
     -  98.2%                  -                                    $54,605,165
     Other  assets  and
     liabilities,
     net  -  1.8%               -                                      1,028,188
     TOTAL  NET  ASSETS  -
     100.0%                   -                                    $55,633,353





Abbreviations:                                      Explanation  of  Guarantees:
AMBAC - AMBAC Indemnity Corporation                 BPA: Bond-Purchase Agreement
FSA  -  Financial  Security  Assurance                  LOC:  Letter  of  Credit
GO  -  General  Obligation
IDA-  Industrial  Development  Agency
MBIA  -  MBIA  Insurance  Corporation
VRDN  -  Variable  Rate  Demand  Notes

See  notes  to  Proforma  Financial  Statements.

                            PART C. OTHER INFORMATION


Item  15.  Indemnification

Registrant's Declaration of Trust, which Declaration is Exhibit 1 of this Registration Statement, provides, in summary, that officers, trustees, employees, and agents shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

Registrant's Declaration of Trust also provides that Registrant may any officer, trustee, employee or agent against any liabilities arising from such status. In this regard, Registrant will maintain a Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in directors and officers liability coverage, plus $5 million in excess directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains an $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.O. Box 730, Burlington, Vermont, 05402. The Fund maintains joint coverage with the other Calvert Group Funds, and for the liability coverage, with the Advisor and its affiliated companies ("Calvert operating companies.") The premium and the coverage are allocated based on a method approved by the disinterested Fund Directors.

Item  16.  Exhibits

1. Declaration of Trust incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

2. By-Laws incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

3.     Inapplicable.

4. Agreement and Plan of Reorganization filed herewith as Exhibit A to the Form N-14 filed herewith.

5.     Specimen  Stock  Certificate  (inapplicable).

6. Investment Advisory Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 48, dated April 27, 1999, accession number 0000319676-99-000011.

7. Underwriting Agreement, incorporated by reference to Registrant's Post-Effective Amendment No. 15, filed April 30, 1998, accession number 0000882671-98-000012

8. Deferred Compensation Agreement incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

9. Custodial Contract incorporated by reference to Registrant's Pre-Effective Amendment No. 50, April 27, 2001, accession number 930661-01-500295.

10. Plan of Distribution incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

11.     Draft  Opinion  of  Counsel,  filed  herewith.

12.     Draft  Opinion  and  Consent  of Counsel on Tax Matters, filed herewith.

13. Transfer Agency Contract and Shareholder Servicing Contract, incorporated by reference to Registrant's Post-Effective Amendment No. 45, April 30, 1998, accession number 0000319676-98-000007.

14.     Draft  Consent  of  Independent  Auditors,  filed  herewith

15.     Inapplicable.

16. Copies of Power of Attorney Forms signed by each Director, incorporated by reference to Registrant's Post-Effective Amendment No. 48, dated April 27, 1999, accession number 0000319676-99-000011.

17. (a) current Tax Free Fund of Vermont, Inc. Prospectus incorporated by reference

     (b) current Tax Free Fund of Vermont, Inc. Statement of Additional Information Incorporated by reference.

(c) Code of Ethics incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

(d) Multiple-class plan pursuant to Investment Company Act of 1940 Rule 18f-3, as amended, incorporated by reference to Registrant's Post-Effective Amendment No. 49, April 27, 2000, accession number 0000319676-00-000004.

Item  17.  Undertakings:

The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoccurring prospectus will contain the information called for by the applicable registration form for re offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said section 8(a), may determine.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant by the undersigned, thereto duly authorized in the City of Bethesda, and the State of Maryland on the 11th day of June, 2001.

                                           CALVERT TAX-FREE RESERVES

                                       by: /s/ Barbara J. Krumsiek
                                         Barbara J. Krumsiek, President


                                   SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement for Calvert Tax-Free Reserves has been signed below by the following persons in the capacities and on the date indicated.


__________**____________    President and          06/11/01
Barbara  J.  Krumsiek                 Trustee  (Principal  Executive  Officer)

__________**____________    Principal Accounting   06/11/01
Ronald  M.  Wolfsheimer               Officer

__________**____________    Trustee     06/11/01
Richard  L.  Baird,  Jr.

__________**____________    Trustee     06/11/01
Frank  H.  Blatz,  Jr.,  Esq.

__________**____________    Trustee     06/11/01
Charles  E.  Diehl

__________**____________    Trustee     06/11/01
Douglas  E.  Feldman

__________**____________    Trustee     06/11/01
Peter  W.  Gavian

__________**____________    Trustee     06/11/01
John  G.  Guffey,  Jr.

__________**____________    Trustee     06/11/01
M.  Charito  Kruvant

__________**____________    Trustee     06/11/01
Arthur  J.  Pugh

__________**____________    Trustee     06/11/01
David  R.  Rochat

__________**____________    Trustee     06/11/01
D.  Wayne  Silby


**By  Susan  Walker  Bender  as Attorney-in-fact, pursuant to Power of Attorney.